EXHIBIT 10.5




                            ASSET PURCHASE AGREEMENT

                            DATED AS OF APRIL 1, 1996

                                  BY AND AMONG

                          OUTSOURCE INTERNATIONAL, INC.

                                    AS BUYER

                                       AND

                                 PAY-RAY, INC.,

                                 TRI-TEMPS, INC.

                                       AND

                            EMPLOYEES UNLIMITED, INC.

                                   AS SELLERS

                                       AND

                               RAYMOND S. MORELLI


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                            ASSET PURCHASE AGREEMENT

                                TABLE OF CONTENTS



SECTION                                                                                                        PAGE
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         1.  SALE OF ASSETS; ASSUMPTION OF LIABILITIES........................................................- 1 -
                  1.1      SALE OF ASSETS OF SELLERS..........................................................- 1 -
                  1.2      ASSETS RETAINED BY SELLERS.........................................................- 2 -
                  1.3      ASSUMPTION OF LIABILITIES..........................................................- 3 -
                  1.4      LEASES.............................................................................- 3 -
                  1.5      PAYMENT FOR ASSETS.................................................................- 4 -
                  1.6      ALLOCATION OF PURCHASE PRICE.......................................................- 4 -
                  1.7      PAYMENT OF PURCHASE PRICE..........................................................- 4 -
                  1.8      ENCUMBRANCES.......................................................................- 5 -
                  1.9      PRORATION..........................................................................- 5 -

         2.  CLOSING DATE.....................................................................................- 5 -
                  2.1      TIME AND PLACE OF CLOSING..........................................................- 5 -
                  2.2      DELIVERIES BY SELLERS AND MORELLI..................................................- 5 -
                  2.3      DELIVERIES BY BUYER................................................................- 7 -

         3.  REPRESENTATIONS AND WARRANTIES OF SELLERS AND MORELLI............................................- 7 -
                  3.1      TITLE TO ASSETS....................................................................- 7 -
                  3.2      CORPORATE STATUS OF PAY-RAY........................................................- 8 -
                  3.3      CORPORATE STATUS OF TRI-TEMPS......................................................- 8 -
                  3.4      CORPORATE STATUS OF EUI............................................................- 8 -
                  3.5      AUTHORITY CONCERNING THIS AGREEMENT................................................- 8 -
                  3.6      CONDITION OF REAL AND PERSONAL PROPERTY; LEASES....................................- 9 -
                  3.7      FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES......................................- 9 -
                  3.8      ABSENCE OF CERTAIN CHANGES OR EVENTS...............................................- 9 -
                  3.9      CONTRACTS AND COMMITMENTS.........................................................- 11 -
                  3.10     ACCOUNTS RECEIVABLE...............................................................- 12 -
                  3.11     INTELLECTUAL PROPERTY.............................................................- 12 -
                  3.12     TAXES.............................................................................- 13 -
                  3.13     LITIGATION........................................................................- 13 -
                  3.14     EMPLOYEE BENEFIT PLANS; ERISA.....................................................- 13 -
                  3.15     CONSENTS AND APPROVALS; NO VIOLATION..............................................- 14 -
                  3.16     LICENSES, PERMITS AND AUTHORIZATIONS..............................................- 14 -
                  3.17     INSURANCE.........................................................................- 14 -
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                  3.18     GUARANTEES........................................................................- 15 -
                  3.19     CORPORATE AND PERSONNEL DATA; LABOR RELATIONS.....................................- 15 -
                  3.20     COMPLIANCE WITH LAWS/ENVIRONMENTAL MATTERS........................................- 15 -
                  3.21     ACCURACY OF INFORMATION FURNISHED.................................................- 16 -

         4.       REPRESENTATIONS AND WARRANTIES OF BUYER....................................................- 16 -
                  4.1      ORGANIZATION......................................................................- 16 -
                  4.2      AUTHORITY CONCERNING THIS AGREEMENT...............................................- 16 -

         5.       INDEMNIFICATION............................................................................- 17 -
                  5.1      INDEMNIFICATION OBLIGATION OF SELLERS AND MORELLI.................................- 17 -
                  5.2      INDEMNIFICATION OBLIGATION OF BUYER...............................................- 17 -
                  5.3      INDEMNITY PROCEDURE...............................................................- 17 -
                  5.4      PAYMENT...........................................................................- 18 -

         6.       CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE.......................................- 18 -
                  6.1      PERFORMANCE OF OBLIGATIONS........................................................- 18 -
                  6.2      REPRESENTATIONS AND WARRANTIES....................................................- 18 -
                  6.3      DELIVERIES........................................................................- 18 -
                  6.4      EMPLOYMENT........................................................................- 18 -

         7.       CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE........................................- 19 -
                  7.1      PERFORMANCE OF OBLIGATIONS........................................................- 19 -
                  7.2      APPROVALS.........................................................................- 19 -
                  7.3      ESTOPPEL CERTIFICATES.............................................................- 19 -
                  7.4      PROPERTY..........................................................................- 19 -
                  7.5      APPROVAL..........................................................................- 19 -
                  7.6      LITIGATION........................................................................- 19 -
                  7.7      NONCOMPETITION AGREEMENT..........................................................- 19 -
                  7.8      DISCLOSURE SCHEDULE...............................................................- 20 -
                  7.9      DELIVERIES........................................................................- 20 -
                  7.10     REPRESENTATIONS AND WARRANTIES....................................................- 20 -
                  7.11     OPINION OF SELLERS' COUNSEL.......................................................- 20 -

         8.       POST-CLOSING COVENANTS.....................................................................- 20 -
                  8.1      UNEMPLOYMENT RATE.................................................................- 20 -
                  8.2      TRANSITION SERVICES...............................................................- 20 -
                  8.3      ACCOUNTS RECEIVABLE OF BUYER......................................................- 20 -
                  8.4      ACCOUNTS RECEIVABLE OF SELLERS....................................................- 20 -
                  8.5      ACCOUNTS RECEIVABLE REPORTS.......................................................- 20 -
                  8.6      FURTHER ASSURANCES................................................................- 20 -

         9.       MISCELLANEOUS..............................................................................- 21 -
                  9.1      ENTIRE AGREEMENT..................................................................- 21 -
                  9.2      AMENDMENT.........................................................................- 21 -
                  9.3      NO THIRD PARTY BENEFICIARY........................................................- 21 -

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                  9.4      SURVIVABILITY.....................................................................- 21 -
                  9.5      WAIVERS AND REMEDIES..............................................................- 21 -
                  9.6      SEVERABILITY......................................................................- 21 -
                  9.7      DESCRIPTIVE HEADINGS/RECITALS.....................................................- 22 -
                  9.8      COUNTERPARTS......................................................................- 22 -
                  9.9      NOTICES...........................................................................- 22 -
                  9.10     SUCCESSORS AND ASSIGNS............................................................- 22 -
                  9.11     APPLICABLE LAW....................................................................- 23 -
                  9.12     BROKERS AND AGENTS................................................................- 23 -
                  9.13     EXPENSES..........................................................................- 23 -
                  9.14     CONFIDENTIALITY...................................................................- 23 -
                  9.15     CERTAIN INTERPRETATIONS...........................................................- 23 -
                  9.16     CONSENT TO JURISDICTION...........................................................- 23 -
                  9.17     EQUITABLE RELIEF..................................................................- 24 -


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                            ASSET PURCHASE AGREEMENT

        THIS ASSET PURCHASE AGREEMENT is made and entered into as of the 1st day of April, 1996 ("Agreement"), by and among OutSource International, Inc., an Illinois corporation ("Buyer"), and Pay-Ray, Inc., an Illinois corporation ("Pay-Ray"), Tri-Temps, Inc., an Illinois corporation ("Tri-Temps") and Employees Unlimited, Inc., an Illinois corporation ("EUI") (Pay-Ray, Tri-Temps and EUI are sometimes individually referred to as a "Seller" and collectively referred to as the "Sellers" in this Agreement), and Raymond S. Morelli ("Morelli").

                                    RECITALS:

        WHEREAS, pursuant to the terms of a Franchise Agreement dated June 1, 1994 between OutSource Franchising, Inc. (as assignee from Labor World of America, Inc.) ("OutSource Franchising"), an affiliate of Buyer, and EUI, a Franchise Agreement dated June 1, 1994 between OutSource Franchising and Tri-Temps, a Franchise Agreement dated February 1, 1995 between OutSource Franchising and Tri-Temps and a Franchise Agreement dated June 1, 1994 between OutSource Franchising and EUI (collectively, the "Franchise Agreements"), the Sellers operate "LABOR WORLD Businesses" (as such term is defined in the Franchise Agreements) in and around Crystal Lake, Elgin, Loves Park and Rockford, Illinois, and Kenosha, Milwaukee and Racine, Wisconsin (the "Business") at the locations listed on SCHEDULE 1 hereto; and

        WHEREAS, Morelli is the principal shareholder of each Seller; and

        WHEREAS, Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, on the terms and conditions set forth herein, substantially all of the assets of the Sellers, which together constitute substantially all of the assets that are used in connection with, necessary for, or beneficial to, the operation of the Business;

        NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.  SALE OF ASSETS; ASSUMPTION OF LIABILITIES.

        1.1 SALE OF ASSETS OF SELLERS. Subject to the terms and conditions hereof, Sellers will sell, convey, assign, transfer and deliver to Buyer at the Closing (as hereafter defined), and Buyer will purchase and accept at the Closing, all of Sellers' rights, title and interest in and to the following assets (as hereafter defined and collectively referred to as the "Assets"):

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               (a) All supplies, equipment, vehicles, machinery, furniture, fixtures, leasehold improvements and other tangible property owned by Sellers or used by Sellers in connection with the Business listed on SCHEDULE 1.1;

               (b) Except for the Franchise Agreements and related documents, all of Sellers' right, title and interest under all agreements or contracts to which it is a party or by which it or the Assets are bound or which otherwise relate to the Business listed in EXHIBIT A or SCHEDULE 3.9 hereto;

               (c) All of Sellers' right, title and interest in and to the Intellectual Property (as hereafter defined) owned by Sellers or used in the Business;

               (d) All proprietary knowledge, trade secrets, technical information, quality control data, processes (whether secret or not), methods, and other similar know-how or rights used in the Business;

               (e) All of Sellers' utility, security and other deposits and prepaid expenses;

               (f) The Business as a going concern and its Permits (as hereafter defined), licenses, telephone numbers, customer lists, vendor lists, advertising material and data, restrictive covenants, lists of temporary employees, together with all books, computer software, files, papers, records and other data of Sellers relating to their respective assets, properties, business and operations;

               (g) All rights of Sellers' in and to their tradenames and trademarks used in the Business, all variants thereof and all goodwill associated therewith; and

               (h) The employment applications of temporary and permanent staff (the "Applications").

        1.2 ASSETS RETAINED BY SELLERS. Notwithstanding the provisions of
Section 1.1, the Assets shall exclude all assets of the Sellers not specifically identified in Section 1.1 or the schedules referred to therein (collectively, the "Excluded Assets"). Without limiting the foregoing, the Excluded Assets include, but are not limited to:

               (a) the corporate charters, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of Sellers as corporations;

               (b) all of Sellers' accounts receivable, cash and cash equivalents;

               (c) any and all prepaid expenses or premiums of Sellers;

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               (d) any workers' compensation collateral reserves of Sellers;

               (e) any and all credits or refunds due to Sellers;

               (f) any and all claims, causes of action, choses in action, rights of recovery or rights of recoupment of Sellers;

               (g) any of the rights of Sellers under this Agreement (or under any agreement between Sellers on the one hand and Buyer on the other hand entered into on or after the date of this Agreement); and

               (h) the Franchise Agreements which are being terminated by the parties simultaneous with the Closing.

        1.3 ASSUMPTION OF LIABILITIES. At the Closing, Buyer shall assume, and shall agree to satisfy and discharge as the same become due only those liabilities and obligations of Sellers specifically listed on EXHIBIT A hereto (the "Assumed Obligations"), including utility and security deposits of Sellers (the "Deposits"), and, subject to Section 1.4 of this Agreement, the Assumed Leases (as hereafter defined). Buyer shall not assume or be responsible at any time for any liability, obligation, debt or commitment of any Seller, whether absolute or contingent, accrued or unaccrued, asserted or unasserted, or otherwise, that is not expressly listed on EXHIBIT A hereto. Without limiting the generality of the foregoing sentence, Buyer shall not assume or be responsible for any of the following: any amounts due to any of Sellers' creditors listed on EXHIBIT A hereto in excess of the amounts expressly listed thereon; any matured obligations under leases, licenses, contracts or agreements in excess of the amounts expressly listed on EXHIBIT A hereto; any liabilities, obligations, debts or commitments of a Seller incident to, arising out of, or incurred with respect to, this Agreement and the transactions contemplated hereby; any and all sales, use, franchise, income, gross receipts, excise, payroll, personal property (tangible or intangible), real property, ad-valorem, value added, leasing, leasing use, or other taxes, levies, imposts, duties, charges or withholdings of any nature arising out of the transactions contemplated hereby.

        At Closing, Buyer shall reimburse Sellers for the amount of any Deposits being assumed by Buyer.

        Each Seller further agrees to satisfy and discharge as the same shall become due all of its obligations and liabilities not specifically assumed by Buyer hereunder. Buyer's assumption of the Assumed Obligations shall in no way expand the rights and remedies of third parties against Buyer as compared to the rights and remedies which such parties would have had against a Seller had this Agreement not been consummated.

        1.4 LEASES. Notwithstanding any other provision of this Agreement, Buyer's assumption of any liabilities or obligations of any Seller with respect to any lease or leasehold interest (the "Assumed Leases") shall be subject to the terms of the Lease Assignment and Assumption

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Agreements to be delivered pursuant to Sections 2.1(f) and 2.3(e) of this
Agreement. The Assumed Leases are listed on SCHEDULE 1.4 hereto. Buyer and Morelli shall enter into lease agreements for, and Buyer shall tender a security deposit in an amount equal to the first month's rent, payable to Morelli, with respect to, the 425 15th Avenue, Rockford, Illinois, 308 Dundee Avenue, Elgin, Illinois, and 322 East Bay Street, Milwaukee, Wisconsin locations.

        1.5 PAYMENT FOR ASSETS. Buyer shall purchase the Assets for an aggregate purchase price (the "Purchase Price") of Four Million Eight Hundred Eighty-five Thousand Four Hundred and Forty-seven Dollars ($4,885,447.00).

        1.6 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Assets as set forth on EXHIBIT B hereto (the "Allocation"). The Allocation shall be made in accordance with Section 1060 of the Internal Revenue Code and applicable Treasury regulations. The Buyer, Morelli and each of the Sellers shall (i) be bound by the Allocation for purposes of determining any Taxes (as hereafter defined), (ii) prepare and file tax returns on a basis consistent with the Allocation and (iii) take no position inconsistent with the Allocation in any proceeding before any taxing authority or otherwise. In the event that the Allocation is disputed by any taxing authority, the party receiving notice of the dispute shall promptly notify the other parties hereto of the receipt of such notice.

        1.7 PAYMENT OF PURCHASE PRICE. Buyer shall pay the Purchase Price as follows:

               (a) Buyer shall pay Eight Hundred Sixty Thousand Five Hundred and Seventy-nine Dollars ($860,579.00) to Pay-Ray by cashier's check or bank wire (the "Pay-Ray Cash Payment") within one (1) business day following the Closing Date; and

               (b) Buyer shall pay Five Hundred Forty-six Thousand Two Hundred and Eighty-six Dollars ($546,286.00) to Tri-Temps by cashier's check or bank wire (the "Tri-Temps Cash Payment") within one (1) business day following the Closing Date; and

               (c) Buyer shall pay One Thousand Dollars ($1,000.00) to EUI by cashier's check or bank wire (the "EUI Cash Payment") within one (1) business day following the Closing Date; and

               (d) Buyer shall pay Seventy-seven Thousand Five Hundred and Eighty-two Dollars ($77,582.00) to the appropriate Seller as set forth in EXHIBIT B for the tangible assets of Sellers by cashier's check or bank wire (the "Tangible Assets Cash Payment")(the Pay-Ray Cash Payment, the Tri-Temps Cash Payment, the EUI Cash Payment and the Tangible Assets Cash Payment are hereafter collectively referred to as the "Cash Payments") within one (1) business day following the Closing Date; and

               (e) Buyer shall pay an amount equal to the interest on the aggregate amount of the Cash Payments beginning on April 1, 1996 through the Closing Date, calculated at the rate of

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ten percent (10%) per annum, by cashier's check or bank wire within one (1)
business day following the Closing Date; and

               (f) At Closing, Buyer shall deliver to Pay-Ray a promissory note in substantially the form attached as EXHIBIT C hereto in the principal amount of Two Million Seventy-nine Thousand Seven Hundred and Eighty Dollars ($2,079,780.00) and shall deliver to Tri-Temps a promissory note in substantially the form attached as EXHIBIT C hereto in the principal amount of One Million Three Hundred Twenty Thousand Two Hundred and Twenty Dollars ($1,320,220.00). The Promissory Notes shall bear interest at the rate of ten percent (10%) per annum and shall be convertible into shares of Buyer's common stock in accordance with the terms of the Promissory Notes.

        1.8 ENCUMBRANCES. The Assets shall be sold and conveyed to Buyer free and clear of all mortgages, security interests, charges, encumbrances, liens, assessments, covenants, claims, title defects, pledges, encroachments and burdens of every kind or nature whatsoever, except for the matters set forth in
SCHEDULE 3.1 hereto (the "Permitted Liens").

        1.9 PRORATION. Sellers shall pay at Closing all applicable transfer, sales, use, bulk sales and other taxes, and all documentary, filing, recording and vehicle registration fees payable as a result of the transfer of the Assets. All ad valorem and property taxes, and any similar assessment based upon or measured by Sellers' ownership interest in the Assets, shall be prorated between Sellers and Buyer as of the Closing Date based upon such taxes assessed against the Assets for the tax period in question, or if there is insufficient information for such tax period, based upon taxes assessed for the immediately preceding tax period. All such taxes shall be prorated on the basis of a 365-day year. Sellers shall be charged for all such taxes and assessments based upon or measured by Sellers' ownership prior to the Closing Date and Buyer shall be charged for all such taxes and assessments based upon or measured by Buyer's ownership on or after the Closing Date. All such prorations and payments shall be made at the Closing.

2.  CLOSING DATE.

        2.1 TIME AND PLACE OF CLOSING. The closing of the sale and purchase of the Assets (the "Closing") will take place at such time and place as Buyer and Sellers shall mutually agree (the date of the Closing being hereinafter referred to as the "Closing Date"). The transactions contemplated hereby shall be deemed to be effective as of 11:59 p.m., Eastern Standard Time, on the April 1, 1996 (the "Effective Date").

        2.2 DELIVERIES BY SELLERS AND MORELLI. At or prior to the Closing, Sellers and Morelli shall execute and deliver or cause to be executed and delivered to Buyer the following:

               (a) A Bill of Sale, in substantially the form attached as EXHIBIT D hereto;

               (b) An Assignment and Assumption Agreement, in substantially the form attached as EXHIBIT E hereto;

               (c) Mutual Termination Agreements for each of the Franchise Agreements in substantially the form attached as EXHIBIT F hereto;

               (d) A Release in substantially the form attached as EXHIBIT G hereto;

               (e) A Noncompetition Agreement in substantially the form attached as EXHIBIT H hereto executed by Morelli.

               (f) Lease Assignment and Assumption Agreements in substantially the form attached as EXHIBIT J hereto;

               (g) An Assignment of Applications, in substantially the form attached as EXHIBIT K hereto;

               (h) Leases in substantially the form attached as EXHIBIT N hereto for the 425 15th Avenue, Rockford, Illinois, 308 Dundee Avenue, Elgin, Illinois, and 322 East Bay Street, Milwaukee, Wisconsin locations;

               (i) A Certificate executed as of the Closing Date by a duly authorized officer of Pay-Ray certifying: (i) the resolutions of the Board of Directors and Shareholders of Pay-Ray approving the transactions contemplated hereby, and (ii) as to the accuracy of Pay-Ray's representations and warranties and as to the performance and compliance of all of the terms, provisions and conditions to be performed or complied with by Pay-Ray at or before Closing;

               (j) A Certificate executed as of the Closing Date by a duly authorized officer of Tri-Temps certifying: (i) the resolutions of the Board of Directors and Shareholders of Tri-Temps approving the transactions contemplated hereby, and (ii) as to the accuracy of Tri-Temps' representations and warranties and as to the performance and compliance of all of the terms, provisions and conditions to be performed or complied with by Tri-Temps at or before Closing;

               (k) A Certificate executed as of the Closing Date by a duly authorized officer of EUI certifying: (i) the resolutions of the Board of Directors and Shareholders of EUI approving the transactions contemplated hereby, and (ii) as to the accuracy of EUI's representations and warranties and as to the performance and compliance of all of the terms, provisions and conditions to be performed or complied with by EUI at or before Closing;

               (l) The documents required pursuant to Sections 7.2, 7.3, 7.5, 7.11, 7.12, 7.13 and 7.14 of this Agreement; and

               (m) Such other instruments of sale, transfer, conveyance and assignment as Buyer and its counsel may reasonably request.

        2.3 DELIVERIES BY BUYER. At or prior to Closing, Buyer shall execute and deliver or cause to be executed and delivered to Sellers the following:

               (a) The Promissory Notes;

               (b) An Assignment and Assumption Agreement, in substantially the form attached as EXHIBIT E hereto;

               (c) Mutual Termination Agreements for each of the Franchise Agreements in substantially the form attached as EXHIBIT F hereto;

               (d) A Release in substantially the form attached as EXHIBIT I hereto;

               (e) Lease Assignment and Assumption Agreements in substantially the form attached as EXHIBIT J hereto;

               (f) Leases in substantially the form attached as EXHIBIT N hereto for the 425 15th Avenue, Rockford, Illinois, 308 Dundee Avenue, Elgin, Illinois, and 322 East Bay Street, Milwaukee, Wisconsin locations;

               (g) A Certificate executed as of the Closing Date by a duly authorized officer of Buyer certifying: (i) the resolutions of the Board of Directors of Buyer approving the transactions contemplated hereby, and (ii) as to the accuracy of Buyer's representations and warranties and as to the performance and compliance of all of the terms, provisions and conditions to be performed or complied with by Buyer at or before Closing; and

               (h) Such other instruments of assumption as Sellers and their counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES OF SELLERS AND MORELLI. Sellers and Morelli, jointly and severally, as a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Buyer. Exceptions to such representations and warranties are set forth in the disclosure schedule accompanying this Agreement (the "Disclosure Schedule"). The Disclosure Schedule shall be effective to modify only those representations and warranties to which the Disclosure Schedule makes explicit reference. The phrase "to any Seller's knowledge" or similar language used in this Section 3 shall, in each case, mean the best knowledge of any Seller, after reasonable investigation.

        3.1 TITLE TO ASSETS. Except as described in SCHEDULE 3.1 hereto, Sellers have good, marketable and unencumbered title to the Assets (or, with respect to any real or personal property leases included in the Assets, a valid leasehold interest therein), free and clear of all mortgages, security interests, liens, claims, encumbrances, title defects, pledges, charges, assessments, covenants, encroachments and burdens of any kind or nature whatsoever, and have full right and authority to transfer and deliver all the Assets. Except as described in SCHEDULE 3.1 hereto, upon consummation of the transactions contemplated hereby, Sellers will have transferred to Buyer good, marketable and unencumbered title to the Assets (or with respect to any real or personal property leases included in the Assets, a valid leasehold interest therein), free and clear of all mortgages, security interests, liens, claims, encumbrances, title defects, pledges, charges, assessments, covenants, encroachments and burdens of any kind or nature whatsoever. The Assets constitute all of the assets that are used in connection with, necessary for, or beneficial to the operation of the Business.

        3.2 CORPORATE STATUS OF PAY-RAY. Pay-Ray is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois. Pay-Ray is qualified to do business and in good standing in each jurisdiction where the operation of its business requires that it be so qualified. Pay-Ray has all requisite corporate power and authority to own, operate and lease its properties and assets, to conduct its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. An accurate and complete copy of the Articles of Incorporation and Bylaws of Pay-Ray, as presently in effect, are included as an attachment to SCHEDULE 3.2 hereto.

        3.3 CORPORATE STATUS OF TRI-TEMPS. Tri-Temps is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois. Tri-Temps is qualified to do business and in good standing in each jurisdiction where the operation of its business requires that it be so qualified. Tri-Temps has all requisite corporate power and authority to own, operate and lease its properties and assets, to conduct its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. An accurate and complete copy of the Articles of Incorporation and Bylaws of Tri-Temps, as presently in effect, are included as an attachment to SCHEDULE 3.3 hereto.

        3.4 CORPORATE STATUS OF EUI. EUI is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois. EUI is qualified to do business and in good standing in each jurisdiction where the operation of its business requires that it be so qualified. EUI has all requisite corporate power and authority to own, operate and lease its properties and assets, to conduct its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. An accurate and complete copy of the Articles of Incorporation and Bylaws of EUI, as presently in effect, are included as an attachment to SCHEDULE 3.4 hereto.

        3.5 AUTHORITY CONCERNING THIS AGREEMENT. The execution, delivery and performance by Sellers of this Agreement and of each agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized and approved by all necessary corporate action of Sellers. This Agreement is (and, when executed and delivered, each agreement, document or instrument to be executed and delivered in connection with the transactions contemplated hereby will be) valid and binding upon Sellers, and enforceable against Sellers in accordance with their respective terms except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.

        3.6 CONDITION OF REAL AND PERSONAL PROPERTY; LEASES. All real property leased by Sellers and used in the operation of the Business is listed and described in SCHEDULE 1.4 hereto. To the best of Sellers' knowledge, all buildings and improvements located thereon are in good condition and repair, subject only to normal wear and tear. All material items of tangible personal property and assets owned or leased by Sellers and used in the operation of the Business are described in SCHEDULE 1.1 hereto. All machinery and equipment listed in SCHEDULE 1.1 conforms to all applicable ordinances, regulations, and zoning or other laws. To the best of Seller's knowledge, all items listed on
SCHEDULE 1.1 are in good operating condition and repair, subject only to normal wear and tear, and are adequate to conduct the Business as it is now being conducted. Sellers have delivered to Buyer accurate and complete copies of all leases relating to real or personal property leased by Sellers and used in the operation of the Business. All such leases are in full force and effect, no event of default has been declared thereunder and, to any Seller's knowledge, no basis for any default exists. No such lease of real or personal property is subject to termination or modification as a result of the transactions contemplated hereby. Notwithstanding the foregoing, Buyer acknowledges that Buyer is assuming Assumed Leases and acquiring the Assets listed in SCHEDULE 1.1 in an "as is" condition.

        3.7 FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. Attached hereto as part of SCHEDULE 3.7 are the Sellers' Financial Statements up through the period ending December 31, 1995. The Financial Statements (x) present fairly the financial position and results of operations of the Sellers for the dates or periods indicated thereon, (y) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated and (z) accurately reflect the transactions, assets and liabilities of Sellers as of the dates and for the periods presented. Except as set forth in the Financial Statements or on SCHEDULE 3.7 hereto, Sellers have no debts, liabilities or obligations, whether direct or indirect, accrued, absolute, contingent, matured, known, unknown or otherwise, and whether or not of a nature required to be reflected or reserved against in a balance sheet in accordance with generally accepted accounting principles. No Seller is aware of any basis for the assertion of any claims or liabilities of any nature which are not fully reflected or reserved against in the Financial Statements or otherwise disclosed in SCHEDULE 3.7 hereto.

        3.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since February 16, 1996, Sellers have conducted their business only in the normal and ordinary course in substantially the same manner as heretofore conducted and have used all reasonable efforts consistent with normal business practices to preserve and promote such business and to avoid any act that might have a material adverse effect upon the value of such business as a going concern or upon the Assets. No event has occurred to prevent any Seller's business from operating in a normal and usual manner and in substantially the same manner as heretofore operated. Except as expressly set forth in SCHEDULE 3.8 hereto, since February 16, 1996:

               (a) there has not been any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting any Seller's business or the Assets;

               (b) there has not been any (i) increase (other than normal merit or cost-of-living increases in the ordinary course of business and consistent with past practices) or material change: (y) in compensation or bonuses payable to or to become payable by any Seller to its officers, employees or agents, or
(z) in any insurance, pension or other benefit plan, payment or arrangement made to, for or with any of such officers, employees or agents; or (ii) other material change in the employment terms of any officer, employee or agent of any Seller;

               (c) there has not been any sale, transfer or other disposition of any tangible or intangible asset, or real or personal property or interest therein, or any mortgage, lien or encumbrance placed thereon except in the ordinary course of business and consistent with past practice;

               (d) there have not been any capital expenditures, capital additions, capital improvements or charitable contributions made, or committed to be made, involving, individually or in the aggregate, Three Hundred Dollars ($300.00) or more, without the prior written consent of Buyer;

               (e) there has not been any failure to maintain any Seller's books, accounts and records in the usual, regular and ordinary manner and in accordance with good business practices and consistent with past practice;

               (f) there has not been any action taken or omitted to be taken by any Seller which could cause (with or without the giving of notice or the passage of time, or both) the breach, default, acceleration, amendment, termination or waiver of or under any Material Agreement (as hereinafter defined) or the imposition of any lien, encumbrance, mortgage or other claim or charge against the Assets;

               (g) there has not been any liability, obligation or commitment incurred by any Seller involving, individually or in the aggregate, more than $10,000.00;

               (h) no Seller has entered into, nor has any Seller or the Assets become subject to, any contracts, agreements, commitments, indentures, mortgages, notes, bonds, license, real or personal property leases or other obligations of the type required to be disclosed in SCHEDULE 3.9 hereto that are not otherwise disclosed herein;

               (i) no Seller has made any capital investment in, any loan to, or any acquisition of the securities or assets of any person or entity;

               (j) there has been no change made or authorized in the charter or bylaws of any Seller;

               (k) no Seller has issued, sold or otherwise disposed of any of its capital stock or granted any options, warrants or other rights to purchase or obtain any of its capital stock;

               (l) no Seller has declared, set aside or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its capital stock;

               (m) no Seller has made any loan to, or entered into any other transaction with, any of its directors, officers or employees;

               (n) there has not been any other event or condition of any character which, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the Assets or on the business, financial condition or operations of any Seller; and

               (o) there has not been any commitment to do any of the foregoing.

        3.9 CONTRACTS AND COMMITMENTS. EXHIBIT A and SCHEDULES 1.4, 3.1 AND 3.9 hereto together include a true, correct and complete list of all material contracts, agreements, commitments, indentures, mortgages, notes, bonds, licenses, real and personal property leases and other obligations to which any Seller is a party, by which any Seller or their assets or properties are bound or may be affected or which otherwise relate to the Business (the "Material Agreements"). Without limiting the generality of the foregoing, the term Material Agreement includes: (a) any lease or license with respect to any Assets, whether a Seller is tenant, landlord, licensor or licensee thereunder;
(b) any agreement, contract, indenture or other instrument relating to the borrowing of money or the guarantee of any obligation or the deferred payment of the purchase price of any Assets; (c) any agreement concerning a partnership or joint venture; (d) any agreements between a Seller on the one hand and any of its shareholders, officers, directors or employees on the other; (e) any agreement relating to confidentiality or noncompetition; (f) any preferential purchase right, right of first refusal or similar agreement; (g) any agreement entered into outside of the ordinary course of business; or (h) any other agreement (or group of related agreements) which could involve expenditures (in cash or in kind) by a Seller in excess of $10,000.00 per year. True and complete copies of all of the Material Agreements are included as part of SCHEDULES 1.4,
3.1 AND 3.9 hereto. Each of the Material Agreements listed in EXHIBIT A and SCHEDULES 1.4, 3.1 AND 3.9 are valid, binding and enforceable in accordance with their respective terms and are in full force and effect and were entered into in the ordinary course of business on an "arms length" basis. No part of any Seller's rights or benefits under any Material Agreement has been assigned, transferred, or in any way encumbered. No Seller is in breach of nor has any Seller defaulted under any of the Material Agreements and no occurrence or circumstance exists which constitutes (with or without the giving of notice or the passage of time or both) a breach or default by a Seller under any

Material Agreement. To any Seller's knowledge, the other parties to the Material Agreements are not in default thereunder and no occurrence or circumstance exists which constitutes or would constitute (with or without the giving of notice or the passage of time or both) a breach or default by the other party thereunder. Except as set forth on SCHEDULES 1.4, 3.1 OR 3.9 hereto, neither any Seller nor any of the Assets are bound by or subject to any contract, agreement, commitment, indenture, mortgage, note, bond, license, real or personal property lease or other obligation which on the Closing Date cannot be terminated upon thirty (30) days' written notice by a Seller or Buyer without penalty or other obligation being incurred upon such termination.

        3.10 ACCOUNTS RECEIVABLE. Except as set forth in SCHEDULE 3.10 hereto, all of Sellers' accounts receivable have arisen in the ordinary course of business and, together with the allowance for doubtful accounts, have been reflected in the Sellers' Financial Statements in accordance with generally accepted accounting principles. All such accounts receivable are bona fide, valid and binding receivables representing obligations for the face dollar amount thereof and will be collected in full (subject to the allowance for doubtful accounts as set forth on Sellers' Financial Statements) within ninety
(90) days of their due date and are subject to no defenses, counterclaims or set-offs of any nature whatsoever. The allowance for doubtful accounts set forth in the Sellers' Financial Statements is fully adequate to cover any losses anticipated on such receivables.

        3.11 INTELLECTUAL PROPERTY. Sellers own or are licensed to use all patents, trademarks, copyrights, trade names, service marks and other trade designations, including common law rights, registrations, applications for registration, technology, know-how or processes necessary to conduct the Business ("Intellectual Property"), free and clear of and without conflict with the rights of others. Each item of Intellectual Property owned or used by Sellers immediately prior to the Closing shall be owned or available for use by Buyer on identical terms and conditions immediately subsequent to the Closing. Sellers have taken all necessary and desirable action to maintain and protect each item of Intellectual Property that Sellers own or use and to consummate the transfer and assignment thereof to Buyer. Sellers have not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property Rights of third parties, and Sellers have not received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation. To the knowledge of Sellers, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of Sellers. SCHEDULE
3.11 hereto contains a true and correct description of the following:

               (a) All Intellectual Property currently owned, in whole or in part, by Sellers, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which any Seller is a party; and

               (b) All agreements relating to Intellectual Property that any Seller is licensed or authorized to use from others or which any Seller licenses or authorizes others to use.

        3.12 TAXES. All federal, state, local and foreign tax returns (including information returns) and reports of any Seller required by any applicable law, rule, regulation or procedure of any federal, state, local or foreign agency, authority or body to be filed have been duly filed by such Seller. Sellers have either (i) paid all federal, state, county, local, foreign and other taxes (hereinafter "Taxes" or individually a "Tax") required to be paid by them through the Closing Date and all deficiencies or other additions to Tax, including interest or penalties owed in connection with any such Taxes or (ii) included adequate provision for all such Taxes and deficiencies or other additions to Tax applicable to any Seller in the Sellers' Financial Statements. All Taxes and other assessments and levies required to be collected or withheld by any Seller with respect to the operation of their business from customers with respect to sales of products or from employees for income taxes, social security taxes and unemployment insurance taxes have been collected or withheld, and either paid to the respective governmental agencies, or set aside in an account owned by a Seller and established for that purpose.

        No Seller is a party to any pending action or proceeding regarding assessment or collection of Taxes by any governmental authority. To any Seller's knowledge, no action or proceeding regarding assessment or collection of Taxes is threatened against any Seller. There are no facts or state of facts existing that (with or without the giving of notice) or the passage of time or both) could form the basis for any such action or proceeding. No Seller has executed or filed any agreement with the Internal Revenue Service or any other taxing authority extending the period for the assessment or collection of any Taxes.

        3.13 LITIGATION. Except as set forth in SCHEDULE 3.7, there is no suit, proceeding, action, claim or investigation, at law or in equity, pending or, to any Seller's knowledge, threatened against or affecting in any way the assets, properties or property interests of any Seller. There are no facts or state of facts existing that (with or without the giving or notice or the passage of time or both) could form the basis for any such suit, proceeding, action, claim or investigation. No Seller nor any of their assets, property or property interests is subject to any judgement, order, writ, injunction or decree of any court or any federal, state, municipal, foreign or other governmental authority, department, commission, board, bureau, agency or other instrumentality.

        3.14   EMPLOYEE BENEFIT PLANS; ERISA.

               (a) SCHEDULE 3.14 hereto lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and each other employee benefit arrangement, contract, agreement or policy, including, without limitation, pension, profit sharing or thrift plans, medical benefit programs, death benefit and disability programs, and severance, vacation and sick leave policies applicable to employees of the Sellers (hereinafter referred to collectively as the "Plans").

               (b) All Plans have complied in all material respects with all applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and any predecessor Federal income tax laws, ERISA, all other applicable laws and any applicable collective bargaining agreements.

               (c) No single employer defined benefit pension plan or defined benefit plan for a controlled group of corporations included within the Plans has since 1976: (i) had any accumulated minimum funding deficiency; (ii) been granted a waiver of the minimum funding standards contribution; (iii) been terminated by its plan sponsor or the Pension Benefit Guaranty Corporation ("PBGC"); or (iv) incurred or reported a reportable event; and no such Plan has assets valued at fair market value that are less than the present value of all accrued liabilities using PBGC actuarial and interest rate assumptions in effect on the date hereof as applicable to single employer plan terminations or plans for a controlled group of corporations.

        3.15 CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution nor delivery by any Seller of this Agreement, or any agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby, nor the consummation by any Seller of the transactions contemplated hereby or thereby, nor compliance by any Seller with any of the provisions hereof or thereof, will (a) conflict with or result in a breach of any provision of any Seller's Articles of Incorporation or Bylaws, (b) result in the breach of, or conflict with, any of the terms and conditions of, or constitute a default (with or without the giving of notice or the passage of time or both) with respect to, or result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under, any Material Agreement, (c) result in the creation of a lien, security interest, charge or encumbrance upon any of the Assets, or (iv) violate any law or any rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body to which any Seller or its properties or assets may be subject. No approval, authorization, consent or other action of, or filing with, or notice to any court, administrative agency or other governmental authority or any other person or entity is required for the execution and delivery by any Seller of this Agreement or any agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby or thereby, or the consummation of the transactions contemplated hereby or thereby.

        3.16 LICENSES, PERMITS AND AUTHORIZATIONS. Sellers have all permits, licenses, certificates of occupancy, approvals or other authorizations from and registrations with federal, state, municipal and foreign governmental agencies and private associations necessary to operate their business (collectively the "Permits") and all such Permits are in full force and effect and no suspension or cancellation of any such Permit is threatened. Except as set forth in
SCHEDULE 3.16 hereto, all such Permits shall continue in full force and effect on behalf of Buyer following consummation of the transactions contemplated by this Agreement. A list of the Permits is included in SCHEDULE 3.16 hereto. Sellers shall use their best efforts to assign the Permits to Buyer, but Buyer shall have ultimate obligation to obtain such Permits.

        3.17 INSURANCE. SCHEDULE 3.17 hereto contains a complete list of all insurance policies maintained by any Seller with respect to the Business or the Assets. Such insurance is in full force and effect; will not terminate or lapse by reason of the transaction contemplated hereby; and is sufficient for compliance with all requirements of law and any agreements to which any Seller is a party or by which the Assets are bound.

        3.18 GUARANTEES. Except as set forth in SCHEDULE 3.18 attached hereto, neither the Business nor any of the Assets is or will be at the Closing, directly or indirectly, (i) liable, by guarantee or otherwise, upon or with respect to, (ii) obligated, by discount or repurchase agreement or in any other way, to provide funds in respect of, or (iii) obligated to guarantee or assume, any debt, dividend or other obligation of any person, corporation, association, partnership or other entity.

        3.19 CORPORATE AND PERSONNEL DATA; LABOR RELATIONS. Sellers are in compliance with all federal, state, local and foreign laws, rules and regulations affecting employment and employment practices of Sellers, including, without limitation, those relating to terms and conditions of employment, wages, workers' compensation and unemployment compensation. There are no complaints pending, or to any Seller's knowledge threatened, against any Seller in connection with any employment related matters. No Seller is a party to any collective bargaining agreement. SCHEDULE 3.19 includes a monthly report which reflects Sellers' current payroll; this report accurately reflects Sellers' entire current monthly payroll obligations to their employees. SCHEDULE 3.19 also includes a list of the names and compensation levels of any consultants, independent contractors or temporary employees regularly utilized by any Seller.

        3.20   COMPLIANCE WITH LAWS/ENVIRONMENTAL MATTERS.

               (a) Sellers have at all times conducted their business and the Assets have been held in compliance with all applicable laws, regulations, ordinances, orders and other requirements of governmental authorities having jurisdiction over any Seller. No Seller has received any formal or informal notice, advice, claim or complaint alleging that any Seller has violated or may have violated any law, regulation, ordinance or order and, to any Seller's knowledge, no such notice, advice, claim or complaint of any type is threatened. Sellers have at all times complied and presently comply with all applicable federal, state, local and foreign laws, rules and regulations respecting occupational safety and health standards and no Seller has received complaints from any employee or any federal, state, local or foreign agency alleging any violation of any federal, state, local or foreign laws respecting occupational safety and health standards.

               (b) Without limiting the generality of the foregoing, (i) all real property owned or leased by any Seller and all buildings, fixtures, equipment and other improvements located thereon and the present use thereof comply in all respects with applicable fire codes, building codes, health codes, ordinances and regulations; (ii) the business operations of Sellers (including without limitation their leased and owned real property) are in compliance with all applicable statutes, regulations, ordinances, decrees or orders of governmental authorities relating to the environment (collectively the "Environmental Laws") including without limitation those relating to Hazardous Materials (as hereinafter defined); (iii) no Hazardous Material has been spilled, released, deposited or discharged on any of any Seller's owned or leased real property, no such real property has been used as a landfill or waste disposal site, and such real property is free from pollution; (iv) no notice, information, request, citation, summons or order has been received by any Seller and no complaint has been filed and no penalty has been assessed or threatened by any governmental authority with respect to (x) any alleged violation by any Seller of any Environmental Law, (y) any alleged failure by any Seller to have any environmental permit required in connection with the operation of their business or (z) any generation, treatment, storage, recycling, transportation of disposal of any Hazardous Material; and (v) there have not previously been and are not presently any claims of any nature pursuant to any Environmental Law on any properties owned or leased by any Seller. (As used in this Agreement, the term Hazardous Material means any hazardous or toxic substance, material or waste or pollutants, contaminants or asbestos containing material which is regulated by any authority in any jurisdiction in which any Seller does business.)

        3.21 ACCURACY OF INFORMATION FURNISHED. No statement contained in this Agreement or any Exhibit or Schedule attached hereto, and no statement contained in any certificate or other instrument or document furnished by or on behalf of any Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.

4. REPRESENTATIONS AND WARRANTIES OF BUYER. As a material inducement for Sellers to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer represents and warrants to Sellers as follows:

        4.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois. Buyer has all requisite corporate power and authority to own and operate its properties, to carry on its business as now being conducted and to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

        4.2 AUTHORITY CONCERNING THIS AGREEMENT. The execution, delivery and performance by Buyer of this Agreement and of each agreement, document or instrument executed and delivered or to be executed and delivered in connection with the transactions contemplated hereby, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all necessary corporate action of Buyer. This Agreement is (and, when executed and delivered, each agreement, document or instrument to be executed and delivered in connection with the transactions contemplated hereby will be) valid and binding upon Buyer, and enforceable against Buyer in accordance with their respective terms except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or the principles governing the availability of equity remedies.

5.      INDEMNIFICATION.

        5.1 INDEMNIFICATION OBLIGATION OF SELLERS AND MORELLI. Sellers and Morelli, jointly and severally, hereby agree to defend, indemnify and hold harmless Buyer from, against and in respect of any loss, cost, damage or expense, including but not limited to, legal and accounting fees and expenses (and sales taxes thereon, if any) asserted against, imposed upon or paid, incurred or suffered by Buyer (a "Loss"):

               (a) as a result of, arising from or in connection with any breach of any representation, warranty, covenant or agreement of any Seller or Morelli in this Agreement or in any agreement, document or instrument executed and delivered in connection with the transactions contemplated hereby; or

               (b) any misrepresentation or inaccuracy in, or omission from the Disclosure Schedule or from any certificate, schedule, statement, document or instrument furnished by any Seller or Morelli to Buyer in connection with the transactions contemplated by this Agreement.

        5.2 INDEMNIFICATION OBLIGATION OF BUYER. Buyer hereby agrees to defend, indemnify and hold harmless Sellers from, against and in respect of any loss, cost, damage or expense, including but not limited to, legal and accounting fees and expenses (and sales taxes thereon, if any) asserted against, imposed upon or paid, incurred or suffered by Sellers (a "Loss"):

               (a) as a result of, arising from or in connection with any breach of any representation, warranty, covenant or agreement of Buyer in this Agreement or in any agreement, document or instrument executed and delivered in connection with the transactions contemplated hereby; or

               (b) as a result of, arising from or in connection with the Assumed Obligations.

        5.3 INDEMNITY PROCEDURE. A party hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party claiming indemnity is referred to as the "Indemnified Party." The Indemnified Party under this Agreement shall give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim of indemnity under this Agreement; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced. As to any claim, action, suit or proceeding by a third party, the Indemnifying Party shall be entitled to assume defense thereof (at its expense) provided that counsel for the Indemnifying Party who shall conduct the defense of such claim shall be approved by the Indemnified Party. If the Indemnified Party does not approve such counsel, the Indemnified Party may choose counsel to conduct the defense of such claim, at its sole cost and expense. The Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to such matter; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof. If in the Indemnified Party's reasonable judgment, a conflict of interest between the Indemnified Party and the Indemnifying Party exists in respect of a claim, or, if the Indemnifying Party, after written notice from the Indemnified Party, fails to take timely action to defend a claim, the Indemnified Party may assume defense of such claim or action with counsel of its choosing at the Indemnifying Party's cost.

        An Indemnifying Party shall not make any settlement of any claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing, it shall not be deemed unreasonable to withhold consent to a settlement (i) involving injunctive or other equitable relief against the Indemnified Party or its assets, employees or business or (ii) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

        5.4 PAYMENT. The Indemnifying Party shall pay to the Indemnified Party any amounts owed to the Indemnified Party pursuant to this Section 5 within twenty (20) days after written request from the Indemnified Party to the Indemnifying Party to make such payment accompanied by appropriate substantiating documentation. In determining the amount owed hereunder, the parties shall make appropriate adjustments for tax benefits and insurance proceeds. Upon the payment in full of any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any person, firm or entity with respect to the subject matter of the claim or litigation.

6. CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE. Sellers' obligation to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to Closing, of each of the following conditions precedent (any or all of which may be waived in writing, in whole or in part, by any Seller):

        6.1 PERFORMANCE OF OBLIGATIONS. Buyer shall have performed all of its obligations and complied with all of its covenants required to be performed or to be complied with by it under this Agreement on or prior to the Closing Date.

        6.2 REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Buyer contained in this Agreement shall be true and correct both at the date on which this Agreement is signed and at and as of the Closing Date as if made at and as of such time.

        6.3 DELIVERIES. Buyer shall have delivered or caused delivery of the items set forth in Section 2.3 of this Agreement.

        6.4 EMPLOYMENT. Buyer shall have offered employment to each member of Pay-Ray's branch office staff (a "PR Branch Office Staff Member") on terms comparable to similarly situated employees of Buyer, including eligibility for benefits and participation in stock option plans, and the compensation to be paid to the PR Branch Office Staff Members shall remain at the level as of the Closing Date through December 31, 1996, and then adjusted thereafter.

Buyer shall designate those PR Branch Office Staff Members who shall retain their seniority with Buyer. Notwithstanding any other provision of this Agreement, Buyer shall have no obligation to continue the employment of any PR Branch Office Staff Member.

7. CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to Closing, of each of the following conditions precedent (any or all of which may be waived in writing, in whole or in part, by Buyer):

        7.1 PERFORMANCE OF OBLIGATIONS. Sellers and Morelli shall have performed all of the obligations and complied with all of the covenants required to be performed or to be complied with by them under this Agreement on or prior to the Closing Date.

        7.2 APPROVALS. Sellers shall have delivered to Buyer any and all approvals, consents or assignments necessary for the consummation of the transactions contemplated hereby, including, without limitation, any consents required (i) by any governmental or administrative body, (ii) under any Material Agreement, (iii) under any insurance policies that Buyer has determined should continue in force after the Closing, or (iv) under any Permit.

        7.3 ESTOPPEL CERTIFICATES. Sellers shall have delivered to Buyer estoppel certificates from each of the lessors under each of Sellers' real and personal property leases, in form and substance acceptable to Buyer.

        7.4 PROPERTY. All of Sellers' real and personal property shall be in good operating condition, structurally sound and in good repair. Notwithstanding the foregoing, Buyer acknowledges that Buyer is assuming Assumed Leases and acquiring the Assets listed in SCHEDULE 1.1 in an "as is" condition.

        7.5 APPROVAL. The board of directors of each of the Sellers shall have approved such Seller's entering into this Agreement and the consummation of the transactions contemplated hereby. The board of directors of Buyer shall have approved Buyer's entering into this Agreement and consummation of the transactions contemplated hereby.

        7.6 LITIGATION. There shall not have been instituted, pending or threatened against any Seller, any suit, action or other proceeding by any private party or governmental agency, commission, bureau or body seeking to restrain or prohibit any of the transactions contemplated by this Agreement.

        7.7 NONCOMPETITION AGREEMENTS. Sellers shall have assigned all employment contracts, including noncompetition provisions, with each PR Branch Office Staff Member. Dave Mehr shall have entered into a noncompetition agreement with Buyer substantially in the form attached hereto as EXHIBIT M.

        7.8 DISCLOSURE SCHEDULE. Sellers shall have furnished to Buyer and its representatives true, correct and complete copies of all documents, agreements and instruments listed in the Disclosure Schedule.

        7.9 DELIVERIES. Sellers and Morelli shall have delivered or caused delivery of the items set forth in Section 2.2 hereof.

        7.10 REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Sellers and Morelli contained in this Agreement shall be true and correct as of the Effective Date.

        7.11 OPINION OF SELLERS' COUNSEL. Buyer shall have received an opinion from counsel of Sellers dated as of the Closing Date and in substantially the form attached as EXHIBIT L hereto.

8.      POST-CLOSING COVENANTS.

        8.1 UNEMPLOYMENT RATE. Sellers and Morelli shall assist and cooperate with Buyer to obtain the state unemployment compensation rate of Tri-Temps in Wisconsin. No Seller shall be liable for costs associated with Buyer's attempt to acquire the state unemployment compensation rate of any Seller. Sellers shall not be liable for any underpayment of unemployment contributions which shall accrue after the effective date of this Agreement but shall be liable for an underpayment of unemployment contributions which accrued prior to the effective date of this Agreement. Buyer agrees to defend, indemnify and hold harmless Sellers from, against and in respect of any loss, cost, damage or expense, including, but not limited to, legal and accounting fees and expenses, asserted against, imposed upon or paid, incurred or suffered by Sellers as a result of Buyer's acquisition of Sellers' unemployment rates.

        8.2 TRANSITION SERVICES. Morelli shall assist Buyer, or Sellers shall cause David Mehr to assist Buyer, on an as needed basis and without compensation, with the Business for a period of forty-five (45) days following the Closing Date.

        8.3 ACCOUNTS RECEIVABLE OF BUYER. Sellers and Morelli covenant and agree that if a Seller inadvertently collects an account receivable of the Buyer, such Seller will deliver the amount received to Buyer within ten (10) days of receipt by such Seller.

        8.4 ACCOUNTS RECEIVABLE OF SELLERS. Buyer covenants and agrees that if Buyer inadvertently collects an account receivable of a Seller, Buyer will deliver the amount received to such Seller within ten (10) days of receipt by Buyer.

        8.5 ACCOUNTS RECEIVABLE REPORTS. Sellers and Morelli covenant and agree that Sellers will deliver a weekly accounts receivable report to Buyer for ninety (90) days following the Closing Date.

        8.6 FURTHER ASSURANCES. Sellers and Morelli covenant and agree with Buyer, its successors and assigns, that they will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, any and all such further acts, instruments, papers and documents as may be necessary to carry out and effectuate the intent and purposes of this Agreement.

9.      MISCELLANEOUS.

        9.1 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules to this Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, agreements, arrangements and understandings, both oral and written, between the parties hereto with respect to such subject matter. The Exhibits and Schedules to this Agreement are incorporated into and constitute part of this Agreement.

        9.2 AMENDMENT. This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

        9.3 NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

        9.4 SURVIVABILITY. Notwithstanding any investigation made by or on behalf of any party to this Agreement, the representations and warranties made under and in connection with this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of such date and shall survive the Closing and consummation of all the transactions contemplated hereby for a period of five (5) years.

        9.5 WAIVERS AND REMEDIES. The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

        9.6 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

        9.7 DESCRIPTIVE HEADINGS/RECITALS. Descriptive headings contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. The recitals are incorporated into and made a part of this Agreement.

        9.8 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in counterparts by the separate parties hereto, all of which shall be deemed to be one and the same instrument. Facsimile signatures shall have the same effect as original signatures.

        9.9 NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed to have been duly given: when delivered by hand; when delivered by facsimile (if written confirmation of receipt of the facsimile is obtained from the party to be charged with notice); five (5) days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid; or on the second business day after being sent (prepaid for next day delivery), via Federal Express, Purolator Courier, DHL or other nationally recognized delivery service, as follows:


               If to Sellers
               or Morelli:                 Raymond S. Morelli
                                           c/o Office Ours
                                           1111 Plaza Drive, Suite 320
                                           Schaumberg, Illinois 60173

               With a copy to:             Louis J. Morelli, Esq.
                                           37 W 570 Route 38
                                           St. Charles, Illinois 60175

               If to Buyer:                OutSource International, Inc.
                                           8000 North Federal Highway
                                           Boca Raton, Florida 33487

               With a copy to:             Steven Sonberg, Esq.
                                           Holland & Knight
                                           One East Broward Boulevard
                                           Fort Lauderdale, FL  33301
                                           Phone:  305 468-7819
                                           Fax:  305 463-2030

or to such other address as any party hereto may from time to time designate in writing delivered in a like manner.

        9.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the parties hereto shall assign any of its rights or obligations hereunder without the express written consent of the other party hereto.

        9.11 APPLICABLE LAW. This Agreement shall be governed by, and shall be construed, interpreted and enforced in accordance with, the laws of the State of Florida.

        9.12 BROKERS AND AGENTS. Neither Sellers nor Buyer has retained any broker with respect to the transactions contemplated pursuant to this Agreement. Accordingly, each party agrees to indemnify the other with respect to any claims made by any third part claiming a brokerage fee or commission arising out of the transactions contemplated by this Agreement from said party.

        9.13 EXPENSES. Each of the parties hereto agrees to pay all of the respective expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including accountants' and attorneys' fees.

        9.14 CONFIDENTIALITY. No party hereto shall divulge the existence of the terms of this Agreement, the transactions contemplated hereby or any information about another party that such party may have acquired in connection with the transaction, without the prior written approval of all of the parties hereto, except and as to the extent (i) obligated by law or, (ii) necessary for such party to defend or prosecute any litigation in connection with the transactions contemplated hereby. The parties hereto acknowledge that any breach of the foregoing will give rise to irreparable injury that is not compensable in damages and agree that any party may seek and obtain equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to such party against the breach or threatened breach of such covenants, in addition to any other legal remedies which may be available.

        9.15 CERTAIN INTERPRETATIONS. Words such as "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section or subsection of this Agreement.

        9.16 CONSENT TO JURISDICTION. The parties to this Agreement agree that any claim, suit, action or proceeding arising out of or relating to this Agreement shall be submitted for adjudication exclusively in any Florida state or federal court sitting in Broward County, Florida and each of the parties hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication. Each party (i) waives any objection which it may have that such court is not a convenient forum for any such adjudication,
(ii) agrees and consents to the personal jurisdiction of such court with respect to any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby and (iii) agrees that process issued out of such court or in accordance with the rules of practice of such court shall be properly served if served personally or served by certified mail or other form of substituted service, as provided under the rules of practice of such court. In the event of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby the prevailing party thereunder shall be entitled to recover reasonable attorneys' and paralegals' fees (for negotiations, trials, appeals and collection efforts) and court costs incurred in connection therewith in addition to any other relief to which such party may be entitled. The prevailing party shall be the party that prevails on its claim whether or not an award or judgement is entered in its favor.

        9.17 EQUITABLE RELIEF. The parties hereto acknowledge and agree that any party's remedy at law for any breach or threatened breach of this Agreement which relates to requiring that the breaching party take any action or refrain from taking any action, would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party shall be entitled to obtain equitable relief in the form of specific enforcement, temporary restraining order, temporary permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                     BUYER:
Witness:
                                     OutSource International, Inc.
/s/ [ILLEGIBLE]
-----------------------------
                                     By: /s/ LOUIS A. MORELLI
                                         -------------------------------------
                                     Name: LOUIS A. MORELLI
-----------------------------        Title: PRESIDENT


                                     SELLERS:
Witness:
                                     Pay-Ray, Inc.

/s/ [ILLEGIBLE]
-----------------------------
                                     By: /s/ RAYMOND S. MORELLI
                                         -------------------------------------
                                     Name: RAYMOND S. MORELLI
-----------------------------        Title: PRESIDENT

Witness:
                                                     Tri-Temps, Inc.
/s/ [ILLEGIBLE]
-----------------------------
                                     By: /s/ RAYMOND S. MORELLI
                                         -------------------------------------
                                     Name: RAYMOND S. MORELLI
-----------------------------        Title: PRESIDENT


Witness:
                                     Employees Unlimited, Inc.

/s/ [ILLEGIBLE]
-----------------------------
                                     By: /s/ RAYMOND S. MORELLI
                                         -------------------------------------
                                     Name: RAYMOND S. MORELLI
-----------------------------        Title: PRESIDENT

                                     MORELLI:

                                     /s/ RAYMOND S. MORELLI
                                     -----------------------------------------
                                     Raymond S. Morelli

                                LIST OF EXHIBITS


Exhibit A                    List of Assumed Obligations

Exhibit B                    Allocation of Purchase Price

Exhibit C                    Promissory Note

Exhibit D                    Bill of Sale

Exhibit E                    Assignment and Assumption Agreement

Exhibit F                    Mutual Termination Agreement

Exhibit G                    Release by Sellers

Exhibit H                    Morelli Noncompetition Agreement

Exhibit I                    Release by Buyer

Exhibit J                    Lease Assignment and Assumption Agreement

Exhibit K                    Assignment of Applications

Exhibit L                    Opinion of Counsel

Exhibit M                    Mehr Noncompetition Agreement

Exhibit N                    Leases

                                LIST OF SCHEDULES


Schedule 1               Locations

Schedule 1.1             Assets

Schedule 1.4             Assumed Leases

Schedule 3.1             Title to Assets

Schedule 3.2             Corporate Status of Pay-Ray

Schedule 3.3             Corporate Status of Tri-Temps

Schedule 3.4             Corporate Status of EUI

Schedule 3.7             Financial Statements; Undisclosed Liabilities

Schedule 3.8             Absence of Certain Changes or Events

Schedule 3.9             Contracts and Commitments

Schedule 3.10            Accounts Receivable

Schedule 3.11            Intellectual Property

Schedule 3.14            Employee Benefit Plans; ERISA

Schedule 3.16            Licenses, Permits and Authorizations

Schedule 3.17            Insurance

Schedule 3.18            Guarantees

Schedule 3.19            Corporate and Personnel Data; Labor Relations

                                  BILL OF SALE

         PAY-RAY, INC., an Illinois corporation ("Pay-Ray"), TRI-TEMPS, INC., an Illinois corporation ("Tri-Temps") and EMPLOYEES UNLIMITED, INC. ("EUI") (Pay-Ray, Tri-Temps and EUI are sometimes individually referred to as a "Seller" and collectively referred to as the "Sellers") for good and valuable consideration, paid by OUTSOURCE INTERNATIONAL, INC., an Illinois corporation (the "Buyer"), the receipt and sufficiency of which are hereby acknowledged, has bargained and sold and by these presents does hereby grant, bargain, sell, assign, transfer and deliver unto Buyer the Assets (as such term is defined in the Asset Purchase Agreement of even date herewith among Buyer, Sellers and certain other parties).

         TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever, free, clear and discharged of all former grants, charges, taxes, judgments, mortgages, liens, encumbrances and claims of whatsoever nature made by any Seller or any person claiming by, through or under any Seller.

         Sellers warrant that the Assets are free and clear of all encumbrances and claims, that good title to and right to sell the Assets are vested in Sellers, and that Sellers will defend the title against the lawful claims of all persons whomsoever. Notwithstanding the foregoing, Buyer is acquiring the Assets in an "as is" condition.

         Sellers agree to indemnify, defend and hold Buyer harmless of, from and against any losses, damages, costs, charges, encumbrances, expenses or any other claim relating to any claim or liability by or to any third parties relating to the Assets, to the extent such losses, damages, costs, charges, encumbrances, expenses, claim or liability relate to the period prior to the date hereof.

         IN WITNESS WHEREOF, this Bill of Sale has been executed by Sellers as of the 1st day of April, 1996.

                                           SELLERS:

Signed, sealed and delivered
in the presence of:
                                           Pay-Ray, Inc.

/s/ LOUIS J. MORELLI
---------------------------
                                           By: /s/ RAYMOND S. MORELLI
                                               --------------------------------
                                           Name: RAYMOND S. MORELLI
                                           Title: PRESIDENT
/s/ LOUIS J. MORELLI
----------------------------

                                           Tri-Temps, Inc.
/s/ LOUIS J. MORELLI
---------------------------
                                           By: /s/ RAYMOND S. MORELLI
                                               --------------------------------
                                           Name: RAYMOND S. MORELLI
                                           Title: PRESIDENT
/s/ LOUIS J. MORELLI
----------------------------


                                           Employees Unlimited, Inc.
/s/ LOUIS J. MORELLI
---------------------------
                                           By: /s/ RAYMOND S. MORELLI
                                               --------------------------------
                                           Name: RAYMOND S. MORELLI
                                           Title: PRESIDENT
/s/ LOUIS J. MORELLI
----------------------------

STATE OF ILLINOIS

COUNTY OF KANE


         The foregoing instrument was acknowledged before me this 16th day of April, 1996, by Raymond S. Morelli, as President of Pay-Ray, Inc., who is personally known to me (or who has produced DRIVERS LICENSE as identification) and who did (did not) take an oath.

                                         /s/ ANITA M. DAZZO
                                         -------------------------
                                         Name: ANITA M. DAZZO
                                         Notary Public, State of ILLINOIS
                                         Commission No.:
                                         My commission expires: 9/30/97

"OFFICIAL SEAL"
ANITA M. DAZZO
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 9/30/97

STATE OF ILLINOIS

COUNTY OF KANE

         The foregoing instrument was acknowledged before me this 16th day of April, 1996, by Raymond S. Morelli, as President of Tri-Temps, Inc., who is personally known to me (or who has produced DRIVERS LICENSE as identification) and who did (did not) take an oath.

                                         /s/ ANITA M. DAZZO
                                         -------------------------
                                         Name: ANITA M. DAZZO
                                         Notary Public, State of ILL
                                         Commission No.:
                                         My commission expires: 9/30/97

"OFFICIAL SEAL"
ANITA M. DAZZO
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 9/30/97

STATE OF ILLINOIS

COUNTY OF KANE


         The foregoing instrument was acknowledged before me this 16th day of April, 1996, by Raymond S. Morelli, as President of Employees Unlimited, Inc., who is personally known to me (or who has produced DRIVERS LICENSE as identification) and who did (did not) take an oath.


                                         /s/ ANITA M. DAZZO
                                         -------------------------
                                         Name: ANITA M. DAZZO
                                         Notary Public, State of ILLINOIS
                                         Commission No.:
                                         My commission expires: 9/30/97

"OFFICIAL SEAL"
ANITA M. DAZZO
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 9/30/97

                               AMENDMENT NUMBER 1
                           TO ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT dated as of April 1, 1996 by and among OutSource International of America, Inc., a Florida corporation, ("OSIA") (formerly known as OutSource International, Inc., an Illinois corporation), Pay-Ray, Inc., an Illinois corporation, ("Pay-Ray"), Tri-Temps, Inc., an Illinois corporation, ("Tri-Temps"), Employees Unlimited Inc., an Illinois corporation, ("EUI") and Raymond S. Morelli ("Morelli") (the "Purchase Agreement") is entered into this 21st day of February, 1997. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Purchase Agreement.

                                   BACKGROUND

         Pursuant to the Purchase Agreement OSIA purchased all of the assets of Pay-Ray, Tri-Temps, and EUI, in exchange for cash and two promissory notes (each an "Original Note"), copies of which are attached hereto as Exhibit 1. Morelli is the majority shareholder of Pay-Ray and Tri-Temps, and OutSource International, Inc., a Florida corporation ("OSI") is the sole shareholder of OSIA. Pursuant to the terms of the Purchase Agreement and the Original Notes, payments to be made to Pay-Ray and Tri-Temps were subordinate in certain respects to certain indebtedness of OSIA. OSIA wishes to refinance certain of its debt ("New Senior Debt") and to obtain additional financing ("Mezzanine Financing"). As a condition to obtaining New Senior Debt and the Mezzanine Financing OSIA is required to amend certain terms of the Purchase Agreement and the Original Notes. In addition, OSI, OSIA and Morelli wish to amend certain terms of the Purchase Agreement.

         NOW THEREFORE, in consideration of the mutual representations, warranties and covenants and subject to the conditions herein contained, the parties agree as follows:

1.       PAYMENT OF PURCHASE PRICE. Section 1.7 of the Purchase
Agreement is hereby amended as follows.

         (a) The parties hereto acknowledge and agree that the outstanding principal and interest due on the Original Note payable to Pay-Ray as of February 21, 1997, is Two Million Two Hundred Seventy-Six Thousand Six Hundred Thirty-Six and 23/100 Dollars ($2,276,636.23), and that the outstanding principal and interest due on the Original Note payable to Tri-Temps as of February 21, 1997 is One Million Five Hundred Forty-Seven Thousand Sixty-Seven and 00/100 Dollars ($1,547,067.00). Upon execution of this Agreement, OSIA shall make a cash payment to Pay-Ray in the amount of Seven Hundred Forty-Four Thousand Two Hundred Fifty and 00/100 Dollars ($744,250.00) and a cash payment to Tri-Temps in the amount of Five Hundred Five Thousand Seven Hundred Fifty and 00/100
Dollars ($505,750.00).

         (b) Upon execution of this Agreement OSIA shall also execute and deliver to each of Pay-Ray and Tri-Temps an Amended and Restated Subordinated
Note in the forms attached hereto as Exhibit 2 which shall contain, as appropriate, the terms and conditions contained in this Amendment, in exchange for the cancellation of Original Notes previously delivered to Pay-Ray and Tri-Temps. The Amended and Restated Subordinated Notes shall bear interest at the rate of fourteen (14%) percent. The Amended and Restated Subordinated Note issued to Pay-Ray shall be for the aggregate principal amount of One Million Five Hundred Thirty-Two Thousand Three Hundred Eighty-Six and 23/100 Dollars ($1,532,386.23) and shall be payable in forty-eight (48) monthly installments of Forty-One Thousand Eight Hundred Seventy-Four and 71/100 Dollars ($41,874.71) commencing on April 1, 1997. The Amended and Restated Subordinated Note issued to Tri-Temps shall be for the aggregate principal amount of One Million Forty-One Thousand Three Hundred Seventeen and 00/100 Dollars ($1,041,317.00) and shall be payable in forty-eight (48) monthly installments of Twenty-Eight Thousand Four Hundred Fifty-Five and 52/100 Dollars ($28,455.52) commencing on April 1, 1997. Upon execution and delivery of the Amended and Restated Subordinated Notes, the Original Notes shall be returned to OSIA for cancellation.

2.       REACQUISITION RIGHTS UPON DEFAULT.

         (a) If OSIA shall fail to make any principal or interest payment to Pay-Ray or Tri-Temps under the Amended and Restated Subordinated Notes, within thirty (30) days after their respective due date (a "Delinquent Payment"), and such failure shall continue thereafter for a period of an additional 120 days, Morelli shall have the right commencing on such 120th day (the "Election Date") to reacquire certain of the business operations sold to OSIA pursuant to the Purchase Agreement (the "Reacquisition Rights") in accordance with the terms described below. Morelli may exercise his Reacquisition Rights by mailing a "Reacquisition Notice" by personal service or certified mail, return receipt requested to OSIA at any time after the Election Date and prior to any Cure Date (as defined below) to either or both of Pay-Ray and Tri-Temps, as the case may be. If Delinquent Payments shall be tendered prior to the date of mailing of the Reacquisition Notice, Morelli's Reacquisition Right with respect to such Delinquent Payments shall terminate. If any amount due under either Amended and Restated Note shall thereafter become a Delinquent Payment, Morelli shall again have the Reacquisition Rights described herein, subject to the exercise thereof in accordance with the terms hereof prior to the "payment" of such Delinquent Payment. For purposes of this Section 2, "payment" of a Delinquent Payment shall take place on the date (the "Cure Date") that cleared funds are received in the bank account of Pay-Ray or Tri-Temps as the case may be.

         (b) For purposes hereof the term "Reacquisition Rights" shall mean the right of Morelli to open and operate a staffing business at the Pay-Ray Reacquisition Locations or the Tri-Temps Reacquisition Locations (as defined below), and to acquire from OSIA the following assets of OSIA (the "Reacquired Assets"): (i) employment contracts for all employees employed by OSIA at such Reacquisition Location, (ii) customer lists for all customers serviced by OSIA from such Reacquisition Location, (iii) all furniture, fixtures, leasehold improvements and equipment (other than proprietary information or materials, including computer software), and business records regarding the operations of such Reacquisition Location.

         (c) The term "Pay-Ray Reacquisition Locations" shall mean if the Delinquent Payment shall arise with respect to any amount due to Pay-Ray prior to February 28, 2000, the operations in Elgin, Illinois. In the event OSIA is not conducting business operations at a designated Pay-Ray Reacquisition Location at the time the Delinquent Payment originally became due, Morelli shall have the right to designate an alternate location in the Northwest Region at which OSIA is conducting business operations and which is producing gross income in an amount approximately equal to the gross income of such defunct Reacquisition Location, determined as of the date of this Amendment.

         (d) The term "Tri-Temps Reacquisition Locations" shall mean, (i) if the Delinquent Payment shall arise with respect to any amount due to Tri-Temps prior to April 30, 1999, the operations in Kenosha, Wisconsin and Racine, Wisconsin,
(ii) if the Delinquent Payment shall arise with respect to any amount due to Tri-Temps after April 30, 1999, the operations in Kenosha, Wisconsin. In the event OSIA is not conducting business operations at a designated Tri-Temps Reacquisition Location at the time the Delinquent Payment originally became due, Morelli shall have the right to designate an alternate location in the Northwest Region at which OSIA is conducting business operations and which is producing gross income in an amount approximately equal to the gross income of such defunct Reacquisition Location, determined as of the date of this Amendment.

         (e) Morelli may, at his option, following the exercise of any Reacquisition Rights, operate any or all of the Reacquisition Locations as a franchisee of OSIA, or independent from OSIA. If Morelli elects to operate as a franchisee he shall be required to execute and comply with the terms of OSIA's standard franchise agreement, provided, however, that Morelli shall not be required to pay any initial franchise fee. Morelli shall not use the trade name "Labor World" or any other trade or service mark of OSIA for any Reacquisition Location unless it shall operate as a franchise, and then only to the extent then permitted in the applicable franchise agreements.

         (f) The Reacquisition Notice shall specify a date for a closing (the "Reacquisition Closing"), which shall be not less than ten (10) business days following the date of the Reacquisition Notice. The Reacquisition Closing shall be scheduled to effect the orderly transfer of the Reacquired Assets to Morelli and such other matters as are described below, provided however that OSIA's failure to cooperate in good faith in attending a Reacquisition Closing or in delivering such documents as may be required shall not affect Morelli's legal rights to the Reacquisition Assets or to commence operations at the Reacquisition Location as of the date of the Reacquisition Closing specified in the Reacquisition Notice.

         (g) Upon the occurrence of an event giving rise to a Reacquisition Right, the Non-Competition Agreements executed by Morelli, Pay-Ray, Tri-Temps and David Mehr in connection with the Purchase Agreement shall be terminated and of no further force or effect. For a period of one year following the Reacquisition Closing, OSI shall not hire any individual employed directly or indirectly by Morelli if such individual was employed by OSIA at any of the Reacquisition Locations prior to the Reacquisition Closing.

         (h) Following any Reacquisition Closing OSIA shall execute, acknowledge and deliver to Morelli such other documents or instruments and take such other reasonable action as may be requested by Morelli in order to carry out and effectuate the intent and purposes of the Reacquisition.

         (i) In order to enable Morelli to monitor the operations at the Reacquisition Locations until the Amended and Restated Subordinated Note shall be paid in full, OSIA shall, upon request by Morelli, deliver to Morelli copies of all internal monthly operating reports pertaining to the Reacquisition Locations, and shall, if requested by Morelli, on a quarterly basis meet with Morelli in order to answer questions or discuss generally the operations of the Reacquisitions Locations. In the event there are any Delinquent Payments outstanding, Morelli shall have the right to increase the frequency of such meetings to monthly. Any information obtained by Morelli shall constitute confidential information and trade secrets and shall not be disclosed by Morelli to any third parties other than financial advisors.

         (j) Morelli shall be entitled to exercise the Reacquisition Rights described herein even if OSIA shall be in Default under the terms of the Senior Indebtedness, as such terms are defined in the Amended and Restated Subordinated Notes. OSIA hereby waives its right to contest the Reacquisition Rights granted hereunder on the basis that either Pay-Ray or Tri-Temps have adequate remedies at law for money damages.

         (k) The Reacquisition Rights provided for hereunder shall apply separately to each of Pay-Ray and Tri-Temps, so that a

Delinquent Payment under the Pay-Ray Amended and Restated Subordinated Note will only result in Reacquisition Rights to the Pay-Ray Reacquisition Locations and Delinquent Payments under the Tri-Temps Amended and Restated Subordinated Note will only result in Reacquisition Rights to the Tri-Temps Reacquisition Locations.

         (l) Upon the consummation of the Reacquisition Closing (i) OSIA acknowledges that it will have no right to receive a return of any portion of the purchase price paid to Pay-Ray or Tri-Temps, as appropriate, prior to the Reacquisition Closing, and (ii) Pay-Ray and/or Tri-Temps, as appropriate, acknowledge that they will have no right to collect any amounts otherwise due under the respective Amended and Restated Subordinated Note and such note or notes shall be returned to OSIA for cancellation.

3. MANDATORY ACCELERATION. In the event OSIA or an entity controlling, controlled by or under common control with OSIA (the "Offering Company") files a registration statement with the Securities and Exchange Commission for an initial public offering of its common stock, and such registration statement is declared effective, upon the closing of the sale of the shares to the public the entire outstanding principal balance due under the Amended and Restated Subordinated Notes payable to Pay-Ray and Tri-Temps, together with all accrued and unpaid interest thereon. For purposes of this section the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity.

4. ASSIGNMENT. The Reacquisition Rights set forth in Section 2 hereof are unique and special rights granted solely to Morelli and may not be sold, transferred or assigned by Morelli to any other person or entity. Notwithstanding the foregoing, however, Morelli may assign the Reacquisition Rights to any trust established by Morelli solely for the benefit of his Family (a "Morelli Trust") or to any corporation in which Morelli or a Morelli Trust is the owner of at least sixty (60%) percent of all outstanding voting stock, provided, however, that no assignment shall be made to any corporation in which Morelli or a Morelli Trust owns less than one hundred (100%) percent if any of the remaining shares are owned, directly or indirectly, by any entity which is a competitor of OSIA which has consolidated gross revenues in excess of $50 million. The term "Morelli" as used in this Amendment shall mean Morelli individually or any assignee of Morelli as permitted under this Section 4.

5. EXPENSES. Upon execution of this Amendment the Company shall pay all expenses incurred by Morelli in connection with the negotiations, preparation and delivery of this Amendment and the continuation of the transactions contemplated hereunder including all accounting and legal fees.

6. CONTINUING EFFECT. Except as provided herein the terms and conditions set forth in the Purchase Agreement shall remain in full force and effect. The effective date of this Agreement shall be the date set forth above.

7. EXECUTION. This Agreement may be executed in counterparts, which may be by facsimile signature, each of which shall be considered an original, and when taken together shall constitute one document.

8. ATTORNEYS' FEES. If OSIA is found by a court of competent jurisdiction to be in default under the terms of this Amendment, Morelli shall be entitled to recover reasonable attorneys' fees and court costs incurred in connection with such default.

9. CONSENT TO JURISDICTION. Section 9.16 of the Asset Purchase Agreement shall be amended such that the reference to Florida state or federal court sitting in Broward County, Florida shall be deemed to mean Illinois state or federal court sitting in or for Kane County, Illinois.

         IN WITNESS WHEREOF, the parties have executed this Amendment Number 1 to Asset Purchase Agreement on the date set forth above.

WITNESSES:                               OUTSOURCE INTERNATIONAL OF
                                         AMERICA, INC., a Florida
                                         corporation


/s/ ILLEGIBLE                            By: /s/ ROBERT LEFCORT
--------------------------                  -------------------------------
Illegible                                   Robert Lefcort
                                            Vice President


                                         PAY-RAY, INC., an Illinois
                                         corporation


/s/ ILLEGIBLE                            By: /s/ RAYMOND S. MORELLI
--------------------------                  -------------------------------
Illegible                                   Raymond S. Morelli



                                         TRI-TEMPS, INC., an Illinois
                                         corporation


/s/ ILLEGIBLE                            By: /s/ RAYMOND S. MORELLI
--------------------------                  -------------------------------
Illegible                                   Raymond S. Morelli



                                         EMPLOYEES UNLIMITED INC., an
                                         Illinois corporation


/s/ ILLEGIBLE                            By: /s/ RAYMOND S. MORELLI
--------------------------                  -------------------------------
Illegible                                   Raymond S. Morelli

                                             /s/ RAYMOND S. MORELLI
                                            -------------------------------
                                            Raymond S. Morelli




Bank of Boston Connecticut, as agent ("Lender"), executes this Amendment Number 1 To Asset Purchase Agreement solely for the purpose of consenting to Pay-Ray and Tri-Temps Reacquisition Rights set forth in Section 2 and covenant to execute such documents reasonably requested by Pay-Ray or Tri-Temps in order to release Lender's security interest in such assets in the event of an exercise of Reacquisition Rights.

                                            BANK OF BOSTON CONNECTICUT



                                            By:  /s/ ILLEGIBLE
                                               ---------------------------

                                                     EXHIBIT 1

                                                  ORIGINAL NOTES

                                                     EXHIBIT 2

                                      AMENDED AND RESTATED SUBORDINATED NOTES

                        AFFIDAVIT OF LOST PROMISSORY NOTE

STATE OF ILLINOIS

COUNTY OF KANE

         Raymond S. Morelli ("Affiant"), on behalf of and as PRESIDENT of Pay-Ray, Inc., an Illinois corporation ("Pay-Ray"), being duly sworn, deposes and says:

         1. That OutSource International of America, Inc., a Florida corporation (formerly known as OutSource International, Inc., an Illinois corporation) (the "Corporation") has issued a promissory note dated April 1, 1996 in the principal amount of $2,079,780.00 (the "Original Note") to Pay-Ray.

         2. The Original Note has been lost, destroyed, or stolen so that it cannot be found or produced, and Pay-Ray has not endorsed, assigned, sold, pledged, hypothecated, negotiated or otherwise transferred the Original Note or an interest therein.

         3. That Pay-Ray has made a diligent effort to find the Original Note.

         4. It is understood by Pay-Ray that if the Original Note is found, that it will surrender said certificate to the Secretary of the Corporation for cancellation.

         5. This Affidavit of Lost Promissory Note is made for the purpose of inducing the Corporation to issue an Amended and Restated Subordinated Note to Pay-Ray.

         6. Pay-Ray hereby agrees to indemnify and holds harmless the Corporation and all of its shareholders from and against all costs, expenses, liabilities, claims and amounts, including attorneys' fees, arising in connection with claims regarding the Original Note or the issuance of a new Amended and Restated Subordinated Note.



                                         /s/ RAYMOND S. MORELLI
                                         -----------------------------------
                                         Raymond S. Morelli, as President of
                                          Pay-Ray, Inc.



         The foregoing affidavit was sworn to and subscribed before me this 20 day of February, 1997, by Raymond S. Morelli, as President of Pay-Ray, Inc., an Illinois corporation, who is personally known to me or who has produced Driver's License as identification and who did take an Oath.



                                               /s/ ANITA M. DAZZO
                                               -------------------------------
(AFFIX NOTARIAL SEAL)                          Notary Public, State of Florida
                                               (Name) Anita M. Dazzo

Commission Number:    _________________        My Commission Expires: 9/30/97



FTL1-231528

                          OUTSOURCE INTERNATIONAL, INC.

                          SUBORDINATED CONVERTIBLE NOTE

         NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED FOR SALE, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED NOR WILL ANY ASSIGNEE OR TRANSFEREE HEREOF BE RECOGNIZED BY THE CORPORATION AS HAVING ANY INTEREST IN SUCH NOTE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH NOTE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.


$2,079,780.00                                          ------------------------
                                                                  April 1, 1996


         FOR VALUE RECEIVED, OutSource International, Inc., a corporation organized and existing under the laws of the state of Illinois (the "Company"), hereby promises to pay Pay-Ray, Inc. (together with any subsequent holder of this Note, the "Holder") the principal sum of Two Million Seventy-nine Thousand Seven Hundred and Eighty U.S. Dollars ($2,079,780.00), with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until due and payable at the rate provided in Section 1(a) hereof. Each Holder of this Note, by acceptance hereof, agrees to and shall be bound by the provisions of this Note.

1.       TERMS OF NOTE

         (a) INTEREST AND PRINCIPAL. This Note shall bear interest on the outstanding principal balance hereof (i) at the rate of ten percent (10%) per annum (computed on the basis of a 365- day year) through the Determination Date (as such term is defined in Section 1(c) hereof) and (ii) at the rate of fourteen percent (14%) per annum (computed on the basis of a 365-day year) after the Determination Date. Except as otherwise set forth in this Agreement, all payments of principal and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available funds on the date such payment is due at the address of the Holder on the books of the Company or such other place as the holder hereof shall designate to the Company in writing.

         No principal or interest payments shall be required to be paid to Holder until the Determination Date. Beginning thirty (30) days after the Determination Date and on the same day of each month thereafter, the Company shall pay to Holder forty-eight (48) equal monthly payments of principal and interest in the amount of $58,249.99, on or before the date forty-eight (48) months after the Determination Date (the "Maturity Date"). If any amount of principal and interest hereunder is not paid within five (5) business days of its due date, such amount shall bear interest at eighteen percent (18%) per annum until paid.

         (b) VOLUNTARY PREPAYMENT. Prior to July 1, 1997, the Company may not prepay this Note in whole or in part (a "Voluntary Prepayment") without the written consent of Holder. Beginning July 1, 1997, the Company may make one or more Voluntary Prepayments from time to time without premium or penalty, upon not less than ten (10) days' prior written notice to the Holder hereof. Each such notice shall specify the prepayment date (the "Prepayment Date") and the principal amount hereof to be prepaid. All Voluntary Prepayments shall be applied first to accrued but unpaid interest and second to the payment of principal on this Note. Notwithstanding the foregoing, if the Company elects to make a Voluntary Prepayment prior to the Conversion Date without the written consent of the Holder, the Company shall deliver to Holder an option to purchase, at the Conversion Price (as such term is defined in Section 2(c) below), the number of shares of Common Stock of the Offering Company (as such term is defined in Section 2(d) hereof) equal to the quotient obtained by dividing (i) One Million Two Hundred Twenty-seven Thousand Seventy Dollars ($1,227,070.00) by (ii) the Conversion Price.

         (c) DETERMINATION DATE. The "Determination Date" means the earlier of
(i) the Conversion Date (as such term is defined in Section 2(b) hereof) or (ii) July 1, 1996.

         (d) PAYMENTS. Principal, interest and charges hereunder are payable in lawful money of the United States. Payments under this Note shall be made by direct wire transfer, at the Company's cost, to such banking or savings institution as Holder shall direct from time to time.

2.       CONVERSION.

         (a) CONVERSION OF NOTE INTO COMMON STOCK. On the Conversion Date, subject to and in compliance with the provisions of this Section 2, (i) the Company shall pay to Holder by cashier's check or bank wire (y) the Cash Conversion Payment (as such term is defined in Section 2(e) hereof) and (z) all of the accrued and unpaid interest of this Note, and (ii) all of the outstanding principal amount of this Note, less the amount of the Cash Conversion Payment, shall be converted into shares of Common Stock of the Offering Company (as such term is defined in Section 2(d) hereof). The number of shares of Common Stock to which the Holder shall be entitled upon conversion shall be the quotient obtained by dividing the outstanding principal amount of this Note, less the amount of the Cash Conversion Payment, by the Conversion Price (determined as provided in Section 2(c) hereof). The Offering Company's delivery to the holder of the Cash Conversion Payment and the fixed number of shares of Common Stock of the Offering Company (and any cash in lieu of a fractional share of such Common Stock) shall be deemed to satisfy the Company's obligation to pay the principal amount of the Note and all accrued interest that has not previously been paid. The Cash Conversion Payment and the Common Stock of the Offering Company so delivered shall be treated as payment of accrued interest and principal. Thus, accrued interest shall be treated as paid rather than cancelled, extinguished or forfeited. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment. Notwithstanding the foregoing, the Company shall have no obligation to pay the Cash Conversion Payment and the accrued and unpaid interest and to deliver the shares of Common Stock unless and until the Holder tenders this Note to the Company marked "PAID IN FULL".

         (b) CONVERSION DATE. The "Conversion Date" means the closing date of the sale of the Offering Company's newly issued Common Stock in a public offering (the "Public Offering").

         (c) CONVERSION PRICE. The Conversion Price per share shall be equal to the offering price per share of the Common Stock pursuant to the Public Offering.

         (d) OFFERING COMPANY. The "Offering Company" means the Company or an entity controlling, controlled by or under common control with the Company for which a registration statement for the initial public offering of its Common Stock has become effective. For the purposes of this definition, the term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity.

         (e) CASH CONVERSION PAYMENT. The "Cash Conversion Payment" means an amount equal to the lesser of (i) Eight Hundred Fifty-two Thousand Seven Hundred and Ten Dollars ($852,710.00) (the "Initial Cash Amount") or (ii) the Initial Cash Amount less the aggregate amount of all payments of principal of this Note made by the Company through the Conversion Date; provided, however, that if the aggregate amount of all payments of principal of this Note made by the Company through the Conversion Date is greater than the Initial Cash Amount, the Cash Conversion Payment shall be zero.

3.       CONVERSION REPRESENTATIONS.

         (a) The Holder by its acceptance of this Note acknowledges that it is aware that this Note and the shares of Common Stock issuable to it by the Offering Company upon the conversion of this Note have not been registered under the Securities Act or the securities laws of any state or other jurisdiction.

         (b) The Holder warrants and represents to the Company that it has acquired this Note, and, upon the conversion of this Note, it will be acquiring Common Stock, for investment and not with a view to or for sale in connection with any distribution of this Note or such Common Stock or with any intention of distributing or selling this Note or such Common Stock. As a condition to the issuance of Common Stock upon conversion, the Holder requesting to convert this Note shall execute appropriate investment letters and other documents, if any, as may be reasonably required by the Company and its counsel to assure that such Common Stock is issued only in compliance with applicable securities laws.

         (c) All shares of Common Stock acquired by the Holder upon conversion shall be evidenced by stock certificate(s) containing a restrictive legend indicating the shares have not been registered pursuant to the Securities Act or the securities laws of any state or other jurisdiction and may not be sold or transferred unless pursuant to the Securities Act and securities laws of any applicable state or other jurisdiction.

         (d) The Holder has no right to demand that the Offering Company register this Note or the shares of Common Stock issued or issuable under this Note.

4.       SUBORDINATION IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS.

         (a) SUBORDINATION. The principal and interest on this Note is and shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness (as defined below).

         (b) SENIOR INDEBTEDNESS. "Senior Indebtedness" means the "Secured Obligations," as such term is defined in the Loan Agreement (as defined below), together with (a) all complete or partial refinancings of the Secured Obligations, (b) any increases, amendments, modifications, renewals or extensions of any of the foregoing and (c) any interest accruing on the foregoing after the commencement of a Proceeding (as defined below), without regard to whether or not such interest is an allowed claim; provided, however, that in no event shall the principal amount of the Senior Indebtedness exceed $40,000,000. Senior Indebtedness shall be considered to be outstanding whenever any loan commitment under the Loan Agreement is outstanding.

         (c) LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets of the Company of any kind or character (whether in cash, securities or other property) to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (i) The holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness or such payment shall first be duly provided for in cash or in a manner satisfactory to the holders of Senior Indebtedness before Holder shall be entitled to receive any payment on this Note; and

                  (ii) Until the Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holders of Senior Indebtedness, any payment or distribution to which the Holder would be entitled but for this Section shall be made to the Agent (as defined below) for application to the payment of the Senior Indebtedness, except that the Holder may receive securities, including interest notes, that are subordinated to the Senior Indebtedness to at least the same extent as this Note.

                  (iii) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Holder on account of this

                           Note at a time when such payment is prohibited by this Section, such payment or distribution shall be held by the Holder, in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect any concurrent payment or distribution to or for the holders of Senior Indebtedness, and the Holder irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and the Holder also irrevocably authorizes, empowers and directs the Agent to demand, sue for, collect and receive every such payment or distribution.

                  (iv) The Holder agrees to execute, verify, deliver and file any proofs of claim in respect of the indebtedness evidenced by this Note requested by the Agent in connection with any such proceeding and hereby irrevocably authorizes, empowers and appoints the Agent as its agent and attorney-in- fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of the Holder to do so not less than thirty (30) days before the expiration of the time to file any such proof and (b) vote such claim in any such proceeding upon the failure of the Holder to do so prior to five (5) days before the expiration of the time to vote any such claim; provided that the Agent shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim.

         (d)      DEFAULT ON SENIOR INDEBTEDNESS.

                  (i) Upon the maturity of the Senior Indebtedness by lapse of time, acceleration (unless waived in writing by the holders of Senior Indebtedness) or otherwise, all of the Senior Indebtedness shall first be paid in full, or such payment duly provided for, in cash or in a manner satisfactory to the holders of the Senior Indebtedness, before any payment is made by the Company on account of this Note and, until all of the Senior Indebtedness is paid in full, any payment or other distribution to which the Holder would be entitled but for the provisions of this Section shall (unless otherwise required by this Section 4) be made to the Agent, for application to the payment of the Senior Indebtedness, except that the Holder may receive securities, including interest notes, that are subordinated to the Senior Indebtedness to at least the same extent as this Note.

                  (ii) During the continuance of any default in the payment of any of the Senior Indebtedness, upon the occurrence of receipt by the Holder of written notice from the Agent specifying that such payment default has occurred and is continuing, the Company may not make any payment of principal, interest, or other amounts owing on this Note, and the Holder may not pursue any Collection Action (as defined below) until such payment default has been cured by the Company or waived in writing by the holders of the Senior Indebtedness.

                  (iii) During the continuance of any other event of default with respect to the Senior Indebtedness pursuant to which the maturity thereof may be accelerated, upon the occurrence of receipt by the Holder of written notice from the Agent specifying that it is a payment blockage notice delivered pursuant to this Section, the Company may not make any payment of principal, interest or other amounts owing on this Note, and the Holder may not pursue any Collection Action, for a period ("Payment Blockage Period") commencing on the date of receipt of such notice and ending one hundred and eighty (180) days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Holder under this clause (iii) from the Agent). The aggregate duration of all Payment Blockage Periods shall not exceed one hundred and eighty (180) days during any period of three hundred and sixty (360) consecutive days.

                  (iv) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Holder on account of this Note at a time when such payment is prohibited by this Section, unless otherwise required by this Section, such payment or distribution shall be held by the Holder, in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all of the Senior Indebtedness remaining unpaid to the extent necessary to pay all of the Senior Indebtedness in full in accordance with its terms, after giving effect any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

         (e) SUBROGATION. After all Senior Indebtedness is paid in full and until this Note is paid in full (but not prior to such time), the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments and distributions applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to the Holder have been applied to the payment of Senior Indebtedness. A payment or distribution made under this Section to holders of Senior Indebtedness which otherwise would have been made to the Holder is not, as between the Company and the Holder, a payment by the Company on Senior Indebtedness.

         (f) NO COLLECTION ACTION. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Loan Agreement have terminated, the Holder shall not take any Collection Action with respect to the indebtedness evidenced by this Note until the expiration of thirty (30) days following the Holder's delivery to the Agent of written notice to the effect that an Event of Default has occurred under this Note and that the Holder intends to take Collection Action in respect thereof, provided, however, that the right of the Holder to take Collection Action after the expiration of such thirty (30) day period shall be subject to the limitations of Section 4(d).

         (g) RETURN OF PAYMENTS. The provisions of this Section 4 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness or any representative of such holder.

         (h) NO CHALLENGE TO SENIOR INDEBTEDNESS. The Holder agrees not to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness.

         (i) MODIFICATIONS TO SENIOR INDEBTEDNESS. The holders of the Senior Indebtedness may at any time and from time to time without the consent of or notice to the Holder, without incurring liability to the Holder and without impairing or releasing the obligations of the Holder under this Section 4, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Indebtedness; provided that such holders shall not increase the principal amount of the Senior Indebtedness to an amount in excess of the limit set forth in the definition of "Senior Indebtedness" herein.

         (j) NO SECURITY FOR NOTE. The Holder represents that it does not have, and agrees that it shall not acquire, any security interest in the assets of the Company or any other Borrower (as defined in the Loan Agreement) as security for the indebtedness evidenced hereby.

         (k) NO MODIFICATION OF NOTE. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Loan Agreement have terminated, without the prior written consent of the Agent, the Holder shall not agree to any amendment, modification or supplement to this Note or the indebtedness evidenced by this Note, including without limitation, any amendment, modification or supplement the effect of which is to (i) increase the principal amount hereof or the rate of interest hereon, (ii) change the dates upon which payments of principal or interest hereon are due, (iii) change or add any event of default, (iv) change the prepayment provisions hereof or (v) alter the subordination provisions hereof, including, without limitation, subordinating this Note or the indebtedness evidenced hereby to any other debt.

         (l) ASSIGNMENT. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Loan Agreement have terminated, the Holder shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of this Note or the indebtedness evidenced hereby unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Agent an agreement providing for the continued subordination of this Note and the indebtedness evidenced hereby as provided herein. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of this Note or the indebtedness evidenced hereby, and the subordination terms of this Note shall be binding upon the successors and assigns of the Holder.

         (m) PAYMENT ON CONVERSION DATE. This Section 4 shall not prohibit the Company from making the Cash Conversion Payment to the Holder on the Conversion Date from the proceeds of the Public Offering, provided that the Company also makes all payments that are due on the Senior Indebtedness on the Conversion Date.

         (n)      CERTAIN DEFINED TERMS.  As used herein,

                  (i) "Agent" means The First National Bank of Boston, in its capacity as agent for the holders of the Senior Indebtedness, or any successor agent appointed pursuant to the terms of the Loan Agreement, provided that the Holder may rely on a certificate from any such successor agent to the effect that such successor is acting as a successor agent under the Loan Agreement.

                  (ii) "Collection Action" means (A) to demand, sue for, take or receive from or on behalf of the Company, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company under this Note, (B) to initiate or participate with others in any suit, action or proceeding against the Company to (1) enforce payment of or to collect the whole or any part of the indebtedness evidenced by this Note or (2) commence judicial enforcement of any of the rights and remedies under this Note or applicable law with respect to this Note, or (C) to accelerate any indebtedness evidenced by this Note.

                  (iii) "Loan Agreement" means that certain Loan and Security Agreement dated as of July 20, 1995, among the Company, certain of its affiliates, the lenders party thereto from time to time and The First National Bank of Boston, as agent for said lenders, as heretofore or hereafter amended, supplemented or restated from time to time.

                  (iv) "Proceeding" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of the Company or any other Borrower (as such term is defined in the Loan Agreement).

5.       EVENTS OF DEFAULT AND ACCELERATION.

         If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about to be effected by operation of law or otherwise):

         (a) the Company defaults in the payment of the principal of or any interest on this Note and such default continues for a period of thirty (30) business days after the date such payment was due; or

         (b)      the Company shall:

                  (i) have commenced a voluntary case under Title 11 of the United States Code as from time to time in effect, or have authorized, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (ii) have filed an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or have failed to controvert timely the material allegations of any such petition;

                  (iii) be subject to the entry of an order for relief against it in any involuntary case commenced under said Title 11 which remains undischarged or unstayed for more than sixty (60) days;

                  (iv) have sought relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the insolvency, liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or have consented to or acquiesced in such relief;

                  (v) be subject the entry of an order by a court of competent jurisdiction (A) finding it to be bankruptcy or insolvent or (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors which remains undischarged or unstayed for more than sixty (60) days;

                  (vi) be subject to the entry of an order by a court of competent jurisdiction assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property which remains undischarged or unstayed for more than sixty (60) days; or

                  (vii) have entered into a composition with its creditors or have appointed or consented to the appointment of a receiver or other custodian for all or a substantial part of its property;

then, subject to the provisions of Section 4, the Holder may, by ten (10) days written notice to the Company, declare the Company to be in default hereunder (an "Event of Default") and may exercise any right, power or remedy permitted to such holder or holders by law, including, without limitation:

                  (y) the right to declare the entire principal amount of this Note and accrued interest thereon, if any, due and payable; and

                  (z) the right to commence any proceeding against the Company in furtherance of the foregoing.

6.        COMPLIANCE WITH USURY LAWS.

         All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the Indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Holder.

7.       DEFINED TERMS.

         Unless the context otherwise requires, all capitalized words and phrases used but not defined herein and defined in the Asset Purchase Agreement shall have the respective meanings attributed thereto in the Asset Purchase Agreement.

8.       NOTICES.

         All notices, requests, demands and other communications hereunder shall be in writing, shall be deemed to have been duly given when received by the intended recipient and shall be delivered by overnight delivery service or hand delivered, addressed as follows:

                  If to Holder:

                           c/o Raymond S. Morelli
                           Office Ours
                           1111 Plaza Drive, Suite 320
                           Schaumberg, Illinois 60173

                  With a copy to:

                           Louis J. Morelli, Esq.
                           37 W 570 Route 38
                           St. Charles, Illinois 60175

                  If to Company:

                           OutSource International, Inc.
                           8000 North Federal Highway
                           Boca Raton, Florida 33487

                  With a copy to:

                           Holland & Knight
                           One East Broward Boulevard, Suite 1300
                           Fort Lauderdale, Florida 33301
                           Attention:  Steven Sonberg, Esquire


9.       GOVERNING LAW.

         This Note shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the State of Illinois. The parties to this Note agree that any claim, suit, action or proceeding arising out of or relating to this Note shall be submitted for adjudication exclusively in any Illinois state or federal court sitting in Kane County, Illinois and each of the parties hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication. Each party (i) waives any objection which it may have that such court is not a convenient forum for any such adjudication, (ii) agrees and consents to the personal jurisdiction of such court with respect to any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby and
(iii) agrees that process issued out of such court or in accordance with the rules of practice of such court shall be properly served if served personally or served by certified mail or other form of substituted service, as provided under the rules of practice of such court.

10.      WAIVER OF TRIAL BY JURY.

         THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY OR HOLDER.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under seal by its duly authorized officer as of the date set forth above.


                                          OUTSOURCE INTERNATIONAL, INC.


                                          By:  /s/ LOUIS A. MORELLI
                                               ----------------------------
                                          Name:  Louis A. Morelli
                                               ----------------------------
                                          Title: President
                                               ----------------------------


ATTEST:


By: /s/ DAVID H. HINZE
    ----------------------------
Name: David H. Hinze
    ----------------------------
Title: Vice President
    ----------------------------

[Corporate Seal]


ACCEPTED AND AGREED:


PAY-RAY, INC.


By: /s/ RAYMOND S MORELLI
    ----------------------------
Name: Raymond S. Morelli
    ----------------------------
Title: President
    ----------------------------

STATE OF ILLINOIS
COUNTY OF KANE


         The foregoing instrument was acknowledged before me this 16th day of April, 1997, by Louis A. Morelli, President of OutSource International, Inc., on behalf of the company. He who is personally known to me/has produced Driver's License as identification.



                                                                         (SEAL)


                                             /s/ ANITA M. DAZZO
                                             --------------------------
                                             Printed/Typed Name: Anita M. Dazzo
                                             Notary Public State of Illinois
                                             Commission Number:

                          OUTSOURCE INTERNATIONAL, INC.

                          SUBORDINATED CONVERTIBLE NOTE

         NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED FOR SALE, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED NOR WILL ANY ASSIGNEE OR TRANSFEREE HEREOF BE RECOGNIZED BY THE CORPORATION AS HAVING ANY INTEREST IN SUCH NOTE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH NOTE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.


$1,320,220.00                                          ------------------------
                                                                  April 1, 1996


         FOR VALUE RECEIVED, OutSource International, Inc., a corporation organized and existing under the laws of the state of Illinois (the "Company"), hereby promises to pay Tri-Temps, Inc. (together with any subsequent holder of this Note, the "Holder") the principal sum of One Million Three Hundred Twenty Thousand Two Hundred and Twenty U.S. Dollars ($1,320,220.00), with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until due and payable at the rate provided in Section 1(a) hereof. Each Holder of this Note, by acceptance hereof, agrees to and shall be bound by the provisions of this Note.

1.       TERMS OF NOTE

         (a) INTEREST AND PRINCIPAL. This Note shall bear interest on the outstanding principal balance hereof (i) at the rate of ten percent (10%) per annum (computed on the basis of a 365- day year) through the Determination Date (as such term is defined in Section 1(c) hereof) and (ii) at the rate of fourteen percent (14%) per annum (computed on the basis of a 365-day year) after the Determination Date. Except as otherwise set forth in this Agreement, all payments of principal and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available funds on the date such payment is due at the address of the Holder on the books of the Company or such other place as the holder hereof shall designate to the Company in writing.

         No principal or interest payments shall be required to be paid to Holder until the Determination Date. Beginning thirty (30) days after the Determination Date and on the same day of each month thereafter, the Company shall pay to Holder forty-eight (48) equal monthly payments of principal and interest in the amount of $36,976.40, on or before the date forty-eight

(48) months after the Determination Date (the "Maturity Date"). If any amount of principal and interest hereunder is not paid within five (5) business days of its due date, such amount shall bear interest at eighteen percent (18%) per annum until paid.

         (b) VOLUNTARY PREPAYMENT. Prior to July 1, 1997, the Company may not prepay this Note in whole or in part (a "Voluntary Prepayment") without the written consent of Holder. Beginning July 1, 1997, the Company may make one or more Voluntary Prepayments from time to time without premium or penalty, upon not less than ten (10) days' prior written notice to the Holder hereof. Each such notice shall specify the prepayment date (the "Prepayment Date") and the principal amount hereof to be prepaid. All Voluntary Prepayments shall be applied first to accrued but unpaid interest and second to the payment of principal on this Note. Notwithstanding the foregoing, if the Company elects to make a Voluntary Prepayment prior to the Conversion Date without the written consent of the Holder, the Company shall deliver to Holder an option to purchase, at the Conversion Price (as such term is defined in Section 2(c) below), the number of shares of Common Stock of the Offering Company (as such term is defined in Section 2(d) hereof) equal to the quotient obtained by dividing (i) Seven Hundred Seventy-eight Thousand Nine Hundred and Thirty ($778,930.00) by (ii) the Conversion Price.

         (c) DETERMINATION DATE. The "Determination Date" means the earlier of
(i) the Conversion Date (as such term is defined in Section 2(b) hereof) or (ii) July 1, 1996.

         (d) PAYMENTS. Principal, interest and charges hereunder are payable in lawful money of the United States. Payments under this Note shall be made by direct wire transfer, at the Company's cost, to such banking or savings institution as Holder shall direct from time to time.

2.       CONVERSION.

         (a) CONVERSION OF NOTE INTO COMMON STOCK. On the Conversion Date, subject to and in compliance with the provisions of this Section 2, (i) the Company shall pay to Holder by cashier's check or bank wire (y) the Cash Conversion Payment (as such term is defined in Section 2(e) hereof) and (z) all of the accrued and unpaid interest of this Note, and (ii) all of the outstanding principal amount of this Note, less the amount of the Cash Conversion Payment, shall be converted into shares of Common Stock of the Offering Company (as such term is defined in Section 2(d) hereof). The number of shares of Common Stock to which the Holder shall be entitled upon conversion shall be the quotient obtained by dividing the outstanding principal amount of this Note, less the amount of the Cash Conversion Payment, by the Conversion Price (determined as provided in Section 2(c) hereof). The Offering Company's delivery to the holder of the Cash Conversion Payment and the fixed number of shares of Common Stock of the Offering Company (and any cash in lieu of a fractional share of such Common Stock) shall be deemed to satisfy the Company's obligation to pay the principal amount of the Note and all accrued interest that has not previously been paid. The Cash Conversion Payment and the Common Stock of the Offering Company so delivered shall be treated as payment of accrued interest and principal. Thus, accrued interest shall be treated as paid rather than cancelled, extinguished or forfeited. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment. Notwithstanding the foregoing, the Company shall have no obligation to pay the Cash Conversion Payment and the accrued and unpaid interest and to deliver the shares of Common Stock unless and until the Holder tenders this Note to the Company marked "PAID IN FULL".

         (b) CONVERSION DATE. The "Conversion Date" means the closing date of the sale of the Offering Company's newly issued Common Stock in a public offering (the "Public Offering").

         (c) CONVERSION PRICE. The Conversion Price per share shall be equal to the offering price per share of the Common Stock pursuant to the Public Offering.

         (d) OFFERING COMPANY. The "Offering Company" means the Company or an entity controlling, controlled by or under common control with the Company for which a registration statement for the initial public offering of its Common Stock has become effective. For the purposes of this definition, the term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity.

         (e) CASH CONVERSION PAYMENT. The "Cash Conversion Payment" means an amount equal to the lesser of (i) Five Hundred Forty-one Thousand Two Hundred and Ninety Dollars ($541,290.00) (the "Initial Cash Amount") or (ii) the Initial Cash Amount less the aggregate amount of all payments of principal of this Note made by the Company through the Conversion Date; provided, however, that if the aggregate amount of all payments of principal of this Note made by the Company through the Conversion Date is greater than the Initial Cash Amount, the Cash Conversion Payment shall be zero.

3.       CONVERSION REPRESENTATIONS.

         (a) The Holder by its acceptance of this Note acknowledges that it is aware that this Note and the shares of Common Stock issuable to it by the Offering Company upon the conversion of this Note have not been registered under the Securities Act or the securities laws of any state or other jurisdiction.

         (b) The Holder warrants and represents to the Company that it has acquired this Note, and, upon the conversion of this Note, it will be acquiring Common Stock, for investment and not with a view to or for sale in connection with any distribution of this Note or such Common Stock or with any intention of distributing or selling this Note or such Common Stock. As a condition to the issuance of Common Stock upon conversion, the Holder requesting to convert this Note shall execute appropriate investment letters and other documents, if any, as may be reasonably required by the Company and its counsel to assure that such Common Stock is issued only in compliance with applicable securities laws.

         (c) All shares of Common Stock acquired by the Holder upon conversion shall be evidenced by stock certificate(s) containing a restrictive legend indicating the shares have not been registered pursuant to the Securities Act or the securities laws of any state or other jurisdiction and may not be sold or transferred unless pursuant to the Securities Act and securities laws of any applicable state or other jurisdiction.

         (d) The Holder has no right to demand that the Offering Company register this Note or the shares of Common Stock issued or issuable under this Note.

4.       SUBORDINATION IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS.

         (a) SUBORDINATION. The principal and interest on this Note is and shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness (as defined below).

         (b) SENIOR INDEBTEDNESS. "Senior Indebtedness" means the "Secured Obligations," as such term is defined in the Loan Agreement (as defined below), together with (a) all complete or partial refinancings of the Secured Obligations, (b) any increases, amendments, modifications, renewals or extensions of any of the foregoing and (c) any interest accruing on the foregoing after the commencement of a Proceeding (as defined below), without regard to whether or not such interest is an allowed claim; provided, however, that in no event shall the principal amount of the Senior Indebtedness exceed $40,000,000. Senior Indebtedness shall be considered to be outstanding whenever any loan commitment under the Loan Agreement is outstanding.

         (c) LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets of the Company of any kind or character (whether in cash, securities or other property) to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (i) The holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness or such payment shall first be duly provided for in cash or in a manner satisfactory to the holders of Senior Indebtedness before Holder shall be entitled to receive any payment on this Note; and

                  (ii) Until the Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holders of Senior Indebtedness, any payment or distribution to which the Holder would be entitled but for this Section shall be made to the Agent (as defined below) for application to the payment of the Senior Indebtedness, except that the Holder may receive securities, including interest notes, that are subordinated to the Senior Indebtedness to at least the same extent as this Note.

                  (iii) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Holder on account of this Note at a time when such payment is prohibited by this Section, such payment or distribution shall be held by the Holder, in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect any concurrent payment or distribution to or for the holders of Senior Indebtedness, and the Holder irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and the Holder also irrevocably authorizes, empowers and directs the Agent to demand, sue for, collect and receive every such payment or distribution.

                  (iv) The Holder agrees to execute, verify, deliver and file any proofs of claim in respect of the indebtedness evidenced by this Note requested by the Agent in connection with any such proceeding and hereby irrevocably authorizes, empowers and appoints the Agent as its agent and attorney-in- fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of the Holder to do so not less than thirty (30) days before the expiration of the time to file any such proof and (b) vote such claim in any such proceeding upon the failure of the Holder to do so prior to five (5) days before the expiration of the time to vote any such claim; provided that the Agent shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim.

         (d)      DEFAULT ON SENIOR INDEBTEDNESS.

                  (i) Upon the maturity of the Senior Indebtedness by lapse of time, acceleration (unless waived in writing by the holders of Senior Indebtedness) or otherwise, all of the Senior Indebtedness shall first be paid in full, or such payment duly provided for, in cash or in a manner satisfactory to the holders of the Senior Indebtedness, before any payment is made by the Company on account of this Note and, until all of the Senior Indebtedness is paid in full, any payment or other distribution to which the Holder would be entitled but for the provisions of this Section shall (unless otherwise required by this Section 4) be made to the Agent, for application to the payment of the Senior Indebtedness, except that the Holder may receive securities, including interest notes, that are subordinated to the Senior Indebtedness to at least the same extent as this Note.

                  (ii) During the continuance of any default in the payment of any of the Senior Indebtedness, upon the occurrence of receipt by the Holder of written notice from the Agent specifying that such payment default has occurred and is continuing, the Company may not make any payment of principal, interest, or other amounts owing on this Note, and the Holder may not pursue any Collection Action (as defined below) until such payment default has been cured by the Company or waived in writing by the holders of the Senior Indebtedness.

                  (iii) During the continuance of any other event of default with respect to the Senior Indebtedness pursuant to which the maturity thereof may be accelerated, upon the occurrence of receipt by the Holder of written notice from the Agent specifying that it is a payment blockage notice delivered pursuant to this Section, the Company may not make any payment of principal, interest or other amounts owing on this Note, and the Holder may not pursue any Collection Action, for a period ("Payment Blockage Period") commencing on the date of receipt of such notice and ending one hundred and eighty (180) days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Holder under this clause (iii) from the Agent). The aggregate duration of all Payment Blockage Periods shall not exceed one hundred and eighty (180) days during any period of three hundred and sixty (360) consecutive days.

                  (iv) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Holder on account of this Note at a time when such payment is prohibited by this Section, unless otherwise required by this Section, such payment or distribution shall be held by the Holder, in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all of the Senior Indebtedness remaining unpaid to the extent necessary to pay all of the Senior Indebtedness in full in accordance with its terms, after giving effect any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

         (e) SUBROGATION. After all Senior Indebtedness is paid in full and until this Note is paid in full (but not prior to such time), the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments and distributions applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to the Holder have been applied to the payment of Senior Indebtedness. A payment or distribution made under this Section to holders of Senior Indebtedness which otherwise would have been made to the Holder is not, as between the Company and the Holder, a payment by the Company on Senior Indebtedness.

         (f) NO COLLECTION ACTION. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Loan Agreement have terminated, the Holder shall not take any Collection Action with respect to the indebtedness evidenced by this Note until the expiration of thirty (30) days following the Holder's delivery to the Agent of written notice to the effect that an Event of Default has occurred under this Note and that the Holder intends to take Collection Action in respect thereof, provided, however, that the right of the Holder to take Collection Action after the expiration of such thirty (30) day period shall be subject to the limitations of Section 4(d).

         (g) RETURN OF PAYMENTS. The provisions of this Section 4 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness or any representative of such holder.

         (h) NO CHALLENGE TO SENIOR INDEBTEDNESS. The Holder agrees not to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness.

         (i) MODIFICATIONS TO SENIOR INDEBTEDNESS. The holders of the Senior Indebtedness may at any time and from time to time without the consent of or notice to the Holder, without incurring liability to the Holder and without impairing or releasing the obligations of the Holder under this Section 4, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Indebtedness; provided that such holders shall not increase the principal amount of the Senior Indebtedness to an amount in excess of the limit set forth in the definition of "Senior Indebtedness" herein.

         (j) NO SECURITY FOR NOTE. The Holder represents that it does not have, and agrees that it shall not acquire, any security interest in the assets of the Company or any other Borrower (as defined in the Loan Agreement) as security for the indebtedness evidenced hereby.

         (k) NO MODIFICATION OF NOTE. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Loan Agreement have terminated, without the prior written consent of the Agent, the Holder shall not agree to any amendment, modification or supplement to this Note or the indebtedness evidenced by this Note, including without limitation, any amendment, modification or supplement the effect of which is to (i) increase the principal amount hereof or the rate of interest hereon, (ii) change the dates upon which payments of principal or interest hereon are due, (iii) change or add any event of default, (iv) change the prepayment provisions hereof or (v) alter the subordination provisions hereof, including, without limitation, subordinating this Note or the indebtedness evidenced hereby to any other debt.

         (l) ASSIGNMENT. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Loan Agreement have terminated, the Holder shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of this Note or the indebtedness evidenced hereby unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Agent an agreement providing for the continued subordination of this Note and the indebtedness evidenced hereby as provided herein. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of this Note or the indebtedness evidenced hereby, and the subordination terms of this Note shall be binding upon the successors and assigns of the Holder.

         (m) PAYMENT ON CONVERSION DATE. This Section 4 shall not prohibit the Company from making the Cash Conversion Payment to the Holder on the Conversion Date from the proceeds of the Public Offering, provided that the Company also makes all payments that are due on the Senior Indebtedness on the Conversion Date.

         (n)      CERTAIN DEFINED TERMS.  As used herein,

                  (i) "Agent" means The First National Bank of Boston, in its capacity as agent for the holders of the Senior Indebtedness, or any successor agent appointed pursuant to the terms of the Loan Agreement, provided that the Holder may rely on a certificate from any such successor agent to the effect that such successor is acting as a successor agent under the Loan Agreement.

                           (ii) "Collection Action" means (A) to demand, sue for, take or receive from or on behalf of the Company, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company under this Note, (B) to initiate or participate with others in any suit, action or proceeding against the Company to (1) enforce payment of or to collect the whole or any part of the indebtedness evidenced by this Note or
                           (2) commence judicial enforcement of any of the rights and remedies under this Note or applicable law with respect to this Note, or (C) to accelerate any indebtedness evidenced by this Note.

                  (iii) "Loan Agreement" means that certain Loan and Security Agreement dated as of July 20, 1995, among the Company, certain of its affiliates, the lenders party thereto from time to time and The First National Bank of Boston, as agent for said lenders, as heretofore or hereafter amended, supplemented or restated from time to time.

                  (iv) "Proceeding" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of the

                           Company or any other Borrower (as such term is defined in the Loan Agreement).

5.       EVENTS OF DEFAULT AND ACCELERATION.

         If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about to be effected by operation of law or otherwise):

         (a) the Company defaults in the payment of the principal of or any interest on this Note and such default continues for a period of thirty (30) business days after the date such payment was due; or

         (b) the Company shall:

                  (i) have commenced a voluntary case under Title 11 of the United States Code as from time to time in effect, or have authorized, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (ii) have filed an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or have failed to controvert timely the material allegations of any such petition;

                  (iii) be subject to the entry of an order for relief against it in any involuntary case commenced under said Title 11 which remains undischarged or unstayed for more than sixty (60) days;

                  (iv) have sought relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the insolvency, liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or have consented to or acquiesced in such relief;

                  (v) be subject the entry of an order by a court of competent jurisdiction (A) finding it to be bankruptcy or insolvent or (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors which remains undischarged or unstayed for more than sixty (60) days;

                  (vi) be subject to the entry of an order by a court of competent jurisdiction assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property which remains undischarged or unstayed for more than sixty (60) days; or

                  (vii) have entered into a composition with its creditors or have appointed or consented to the appointment of a receiver or other custodian for all or a substantial part of its property;

then, subject to the provisions of Section 4, the Holder may, by ten (10) days written notice to the Company, declare the Company to be in default hereunder (an "Event of Default") and may exercise any right, power or remedy permitted to such holder or holders by law, including, without limitation:

                  (y) the right to declare the entire principal amount of this Note and accrued interest thereon, if any, due and payable; and

                  (z) the right to commence any proceeding against the Company in furtherance of the foregoing.

6.        COMPLIANCE WITH USURY LAWS.

         All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the Indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Holder.

7.       DEFINED TERMS.

         Unless the context otherwise requires, all capitalized words and phrases used but not defined herein and defined in the Asset Purchase Agreement shall have the respective meanings attributed thereto in the Asset Purchase Agreement.

8.       NOTICES.

         All notices, requests, demands and other communications hereunder shall be in writing, shall be deemed to have been duly given when received by the intended recipient and shall be delivered by overnight delivery service or hand delivered, addressed as follows:

                  If to Holder:

                           c/o Raymond S. Morelli
                           Office Ours
                           1111 Plaza Drive, Suite 320
                           Schaumberg, Illinois 60173

                  With a copy to:

                           Louis J. Morelli, Esq.
                           37 W 570 Route 38
                           St. Charles, Illinois 60175

                  If to Company:

                           OutSource International, Inc.
                           8000 North Federal Highway
                           Boca Raton, Florida 33487

                  With a copy to:

                           Holland & Knight
                           One East Broward Boulevard, Suite 1300
                           Fort Lauderdale, Florida 33301
                           Attention:  Steven Sonberg, Esquire


9.       GOVERNING LAW.

         This Note shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the State of Illinois. The parties to this Note agree that any claim, suit, action or proceeding arising out of or relating to this Note shall be submitted for adjudication exclusively in any Illinois state or federal court sitting in Kane County, Illinois and each of the parties hereto expressly agrees to be bound by such selection of jurisdiction and venue for purposes of such adjudication. Each party (i) waives any objection which it may have that such court is not a convenient forum for any such adjudication, (ii) agrees and consents to the personal jurisdiction of such court with respect to any claim or dispute arising out of or relating to this Agreement or the transactions contemplated hereby and
(iii) agrees that process issued out of such court or in accordance with the rules of practice of such court shall be properly served if served personally or served by certified mail or other form of substituted service, as provided under the rules of practice of such court.

10.      WAIVER OF TRIAL BY JURY.

         THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY OR HOLDER.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under seal by its duly authorized officer as of the date set forth above.


                                               OUTSOURCE INTERNATIONAL, INC.


                                               By: /s/ LOUIS A. MORELLI
                                                   ---------------------------
                                               Name: Louis A. Morelli
                                                     -------------------------
                                               Title: President
                                                      ------------------------


ATTEST:


By: /s/ DAVID H. HINZE
    ----------------------------
Name: David H. Hinze
    ----------------------------
Title: Vice President
    ----------------------------

[Corporate Seal]


ACCEPTED AND AGREED:



TRI-TEMPS, INC.


By: /s/ RAYMOND S. MORELLI
    ----------------------------
Name: Raymond S. Morelli
    ----------------------------
Title: President
    ----------------------------

STATE OF ILLINOIS
COUNTY OF KANE


         The foregoing instrument was acknowledged before me this 16th day of April, 1997, by Louis A. Morelli, President of OutSource International, Inc., on behalf of the company. He who is personally known to me/has produced
Driver's License as identification.


                                                                 "OFFICIAL SEAL"
                                                                  ANITA M. DAZZO
                                                NOTARY PUBLIC, STATE OF ILLINOIS
                                                   MY COMMISSION EXPIRES 9/30/97
                                                                         [STAMP]
                                                                          (SEAL)


                                                  /s/ ANITA M. DAZZO
                                                  -----------------------------
                                                  Printed/Typed Name:
                                                  Notary Public State of
                                                  Commission Number:

                                    EXHIBIT 2

                     AMENDED AND RESTATED SUBORDINATED NOTES

                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.
                              AMENDED AND RESTATED
                                SUBORDINATED NOTE


$1,041,317.00                                             Boston, Massachusetts
                                                              February 21, 1997

         FOR VALUE RECEIVED, OUTSOURCE INTERNATIONAL OF AMERICA, INC., a corporation organized and existing under the laws of the state of Florida (formerly known as OutSource International, Inc., a corporation organized under the laws of the state of Illinois) (the "Company"), hereby promises to pay Tri-Temps, Inc., a corporation organized and existing under the laws of the state of Illinois ("Tri-Temps"), (together with any subsequent holder of this Note, the "Obligee") the principal sum of One Million Forty-One Thousand Three Hundred Seventeen and 00/100 Dollars ($1,041,317.00), with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until due and payable at the rate provided in Section 1(a) hereof. Each holder of this Note, by acceptance hereof, agrees to and shall be bound by the provisions of this Note, including without limitation, the subordination provisions in Section 2 hereof. This Note amends and restates a subordinated promissory note dated April 1, 1996, from the Company to the Obligee.

1.       TERMS OF NOTE.

         (a) INTEREST AND PRINCIPAL. This Note shall bear interest on the outstanding principal balance hereof at the rate of fourteen percent (14%) per annum (computed on the basis of a 365-day year) provided, however, that if any installment is not paid within five (5) days of its due date such installment shall bear interest at the rate of eighteen percent (18%). Principal and interest shall be due and payable in forty-eight (48) monthly installments of Twenty-Eight Thousand Four Hundred Fifty-Five and 52/100 Dollars ($28,455.52) on the first day of each month commencing on April 1, 1997, and, in addition, on April 1, 1997 accrued interest from February 22-28, 1997 in the amount of Two Thousand Seven Hundred Ninety-Five and 86/100 Dollars ($2,795.86). Except as otherwise set forth in this Agreement, all payments of principal and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available funds on the date such payment is due at the address of the Obligee on the books of the Company or such other place as the holder hereof shall designate to the Company in writing.

         (b) NO PREPAYMENT. This Note shall not be prepaid until the Senior Indebtedness (as defined below) shall have been paid in full in cash and the Credit Agreement (as defined below) shall have been irrevocably terminated.

         (c) MANDATORY ACCELERATION. In the event the Company or an entity controlling, controlled by or under common control with the

Company (the "Offering Company") files a registration statement with the Securities and Exchange Commission for an initial public offering of its common stock, and such registration statement is declared effective; upon the closing of the sale of the shares to the public the entire outstanding principal balance due hereunder together with all accrued interest thereon (the "Payoff Amount") shall become immediately due and payable.

         (d)      CERTAIN REPRESENTATIONS.

                  (i) The Obligee by its acceptance of this Note acknowledges that it is aware that this Note and the shares of Common Stock issuable to it by the Offering Company upon the acceleration of this Note pursuant to Section 1(c) hereof have not been registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state or other jurisdiction.

                  (ii) The Obligee warrants and represents to the Company that it has acquired this Note, and, upon the conversion of this Note, it will be acquiring Common Stock, for investment and not with a view to or for sale in connection with any distribution of this Note or such Common Stock or with any intention of distributing or selling this Note or such Common Stock. As a condition to the issuance of Common Stock, the Obligee shall execute appropriate investment letters and other documents, if any, as may be reasonably required by the Company and its counsel to assure that such Common Stock is issued only in compliance with applicable securities laws.

                  (iii) All shares of Common Stock acquired by the Obligee pursuant hereto shall be evidenced by stock certificate(s) containing a restrictive legend indicating the shares have not been registered pursuant to the Securities Act or the securities laws of any state or other jurisdiction and may not be sold or transferred unless pursuant to the Securities Act and securities laws of any applicable state or other jurisdiction.

                  (iv) The Obligee has no right to demand that the Offering Company register this Note or the shares of Common Stock issued or issuable under this Note.

2.       SUBORDINATION IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS.

         (a) SUBORDINATION. The Company agrees, and each holder of this Note agrees, that the principal and interest on this Note is and shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness and that the subordination of this Note pursuant to this Section 2 is for the benefit of all holders of the Senior Indebtedness.

         (b) SENIOR INDEBTEDNESS. "Senior Indebtedness" means all obligations and undertakings of any kind owed by the Company or any Subsidiary of the Company to the holders of the Senior Indebtedness from time to time under or pursuant to any of the Senior Lending Agreements including, without limitation, whether direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising, all loans, advances, liabilities and debt balances, all principal and interest (including all interest accruing after commencement of any case, Proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) accruing thereon, all charges, expenses, fees and other sums chargeable to the Company or any Subsidiary of the Company by the holders of the Senior Indebtedness, all reimbursement, indemnity or other obligations due and payable to the holders of the Senior Indebtedness and all covenants and duties at any time owed by the Company or any Subsidiary of the Company to the holders of the Senior Indebtedness. Senior Indebtedness shall include any debt, liability or obligation owing from the Company or any Subsidiary of the Company to others which the holders of the Senior Indebtedness may have obtained by assignment, pledge, purchase or otherwise. Senior Indebtedness shall continue to constitute Senior Indebtedness notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of the Company or any Subsidiary of the Company incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements.

         (c) LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets of the Company of any kind or character (whether in cash, securities or other property) to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar Proceeding relating to the Company or its property:

                  (i) The holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all Senior Indebtedness or such payment shall first be duly provided for in cash or in a manner satisfactory to the holders of Senior Indebtedness before Obligee shall be entitled to receive any payment on this Note.

                  (ii) Until the Senior Indebtedness is paid in full in cash or provided for in a manner satisfactory to the holders of Senior Indebtedness, any payment or distribution to which the Obligee would be entitled but for this Section shall be made to the Agent (as defined below) for application to the payment of the Senior Indebtedness.

                  (iii) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Obligee on account of this Note at a time when such payment is prohibited by this Section, such payment or distribution shall be held by the Obligee in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, and the Obligee irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and the Obligee also irrevocably authorizes, empowers and directs the Agent to demand, sue for, collect and receive every such payment or distribution.

                  (iv) The Obligee agrees to execute, verify, deliver and file any proofs of claim in respect of the indebtedness evidenced by this Note requested by the Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints the Agent as the Company's agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim and (B) vote such claim in any such Proceeding; provided that the Agency shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim.

         (d)      DEFAULT ON SENIOR INDEBTEDNESS.

                  (i) Upon the maturity of the Senior Indebtedness by lapse of time, acceleration (unless waived in writing by the holders of Senior Indebtedness) or otherwise, all of the Senior Indebtedness shall first be paid in full, or such payment duly provided for, in cash or in a manner satisfactory to the holders of the Senior Indebtedness, before any payment is made by the Company on account of this Note and, until all of the Senior Indebtedness is paid in full, any payment or other distribution to which the Obligee would be entitled but for the provisions of this Section shall (unless otherwise required by this Section 2) be made to the Agent, for application to the payment of the Senior Indebtedness.

                  (ii) After notice from the Agent of any default in the payment of any of the Senior Indebtedness and during the continuance thereof, the Company shall not make any payment of interest or other amounts owing on this Note until such payment default has been cured by the Company or waived in writing by the holders of the Senior Indebtedness. Upon any such cure or waiver, payments may resume, but interest that accrued on this Note during the period for which there was a payment default on the Senior Indebtedness shall not be paid until after all of the Senior Indebtedness shall have first been paid in full. Notice from the Agent hereunder shall be deemed to have been received by the holder of this Note thirty (30) days prior to the date of actual receipt of such notice given to the Obligee in accordance with Section 5 hereof.

                  (iii) During the continuance of any other event of default (other than payment defaults) with respect to the Senior Indebtedness pursuant to which the maturity thereof may be accelerated, commencing upon receipt by the Company of written notice from the Agent specifying that such notice is a payment blockage notice delivered pursuant to this Section, the Company may not make any payment of interest or other amounts owing on this Note for a period ("Payment Blockage Period") commencing on the date of receipt of such notice and ending one hundred and eighty (180) days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Company from the Agent). The aggregate duration of all Payment Blockage Periods for such nonpayment defaults shall not exceed one hundred eighty (180) days during any period of three hundred sixty (360) consecutive days. During any Payment Blockage Period, interest shall continue to accrue as otherwise provided herein. Upon the termination of any Payment Blockage Period, payments of interest and/or principal shall resume as provided in
                             Section 1; provided that the outstanding principal balance of this Note shall be increased by the amount of interest that accrued during such Payment Blockage Period and no interest shall be paid with respect to said Payment Blockage Period until the Senior Indebtedness is paid in full in cash and the Credit Agreement shall have been irrevocably terminated.

                  (iv) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Obligee on account of this Note at a time when such payment is prohibited by this Section, unless otherwise required by this Section, such payment or distribution shall be held by Obligee in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all of the Senior Indebtedness remaining unpaid to the extent necessary to pay all of the Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

         (e) SUBROGATION. After all Senior Indebtedness is paid in full (but not prior to such time) and until this Note is paid in full, the Obligee shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments and distributions applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to the Obligee have been applied to the payment of the Senior Indebtedness. A payment or distribution made under this Section to holders of Senior Indebtedness which otherwise would have been made to the Obligee is not, as between the Company and the Obligee, a payment by the Company on Senior Indebtedness, but until such payment is made to Obligee it is not a payment by the Company to the Obligee.

         (f) NO COLLECTION ACTION. Until all of the Senior Indebtedness is paid in full in cash and all loan commitments under the Credit Agreement have been irrevocably terminated, the Obligee shall not take any Collection Action with respect to the indebtedness evidenced by this Note.

         (g) RETURN OF PAYMENTS. After all Senior Indebtedness is paid in full, the provisions of this Section 2 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness or any representative of such holder.

         (h) NO CHALLENGE TO SENIOR INDEBTEDNESS. The Obligee agrees not to initiate or prosecute any claim, action or other Proceeding challenging the enforceability of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness, nor will the Obligee file or join in the filing of an involuntary bankruptcy petition against the Company. The right of the holders of the Senior Indebtedness to enforce the provisions of this Section 2 shall not be prejudiced or impaired by any act or omitted act of the holders of the Senior Indebtedness or the Company, including without limitation forbearance, waiver, compromise, amendment, extension, renewal or taking or release of security in respect of any Senior Indebtedness or noncompliance by the Company with such provisions, regardless of the actual or imputed knowledge of the holders of the Senior Indebtedness. In the event that the Senior Indebtedness is refinanced in full, Obligee agrees at the request of such refinancing party to enter into a subordination agreement on terms substantially similar to this Section 2.

         (i) MODIFICATIONS TO SENIOR INDEBTEDNESS. The holders of the Senior Indebtedness may at any time and from time to time without the consent of or notice to the Obligee, without incurring liability to the Obligee and without impairing or releasing the obligations of the Obligee under this Section 2, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend in any manner any agreement, note, guaranty, security agreement or other instrument evidencing or securing or otherwise relating to the Senior Indebtedness.

         (j) NO SECURITY FOR NOTE. The Obligee represents that it does not have, and agrees that it shall not require or obtain, any security interest in the assets of the Company or any Subsidiary or parent of the Company as security for the indebtedness evidenced hereby. The Obligee acknowledges that the holders of the Senior Indebtedness do have a security interest in the assets of the Company.

         (k) NO MODIFICATIONS OF NOTE. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Credit Agreement have terminated, without the prior written consent of the Agent, the Obligee shall not agree to any amendment, modification or supplement to this Note or the indebtedness evidenced by this Note, including without limitation, any amendment, modification or supplement the effect of which is to (i) increase the principal amount hereof or the rate of interest herein, (ii) change the dates upon which payments of principal or interest hereon are due, (iii) change or add any event of default, (iv) change the prepayment provisions hereof or (v) alter the subordination provisions hereof, including without limitation, subordinating this Note or the indebtedness evidenced hereby to any other debt.

         (l) ASSIGNMENT. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Credit Agreement have terminated, the Obligee shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of this Note or the indebtedness evidenced hereby unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Agent an agreement providing the continued subordination of this Note and the indebtedness evidenced hereby as provided herein. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of this Note or the indebtedness evidenced hereby, and the subordination terms of this Note shall be binding upon the successors and assigns of the Obligee.

         (m) SCOPE OF SUBORDINATION. The provisions in this Section 2 are solely to define the relative rights of the Obligee and the holders of the Senior Indebtedness. Nothing in this Section 2 shall impair, as between the Company and the Obligee, the unconditional and absolute obligation of the Company to punctually pay the principal, interest, and any other amounts and obligations owing to Obligee under the terms of this Note, subject to the rights of the holders of the Senior Indebtedness under this Note.

         (n)      CERTAIN DEFINED TERMS.  As used herein,

                  (i) "Agent" means Bank of Boston Connecticut, in its capacity as agent for the holders of the Senior Indebtedness, or any successor agent appointed pursuant to the terms of the Credit Agreement, provided that the Obligee may rely on a certificate from any such successor agent to the effect that such successor is acting as a successor agent under the Credit Agreement.

                  (ii) "Collection Action" means (A) to demand, sue for, take or receive from or on behalf of the Company, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company under this Note, (B) to initiate or participate with others in any lawsuit, action, or Proceeding against the Company to (1) enforce payment of or to collect the whole or any part of the indebtedness evidenced by this Note, or (2) commence judicial enforcement of any of the rights and remedies under this Note or under applicable law with respect to this Note, or
                             (C) to accelerate any indebtedness evidenced by this Note.

                  (iii) "Credit Agreement" means the Credit Agreement dated as of February 21, 1997, among the Company, the Banks from time to time parties thereto and Bank of Boston Connecticut, as Agent, as the same hereafter be amended, modified, supplemented, restated or extended from time to time.

                  (iv) "Proceeding" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of the Company.

                  (v) "Senior Lending Agreements" means collectively the Credit Agreement, the Senior Subordinated Debt Agreements, and the other loan documents between the Company or any Subsidiaries of the Company and the holders of Senior Indebtedness, including without limitation all notes, pledge agreements, security agreements and guarantees, together with any and all other instruments, documents and agreements executed and delivered by the Company or any Subsidiary of the Company from time to time in connection with the Senior Indebtedness evidenced by the Credit Agreement and such notes, as the same may hereafter be amended, modified, supplemented, restated or extended from time to time.

                  (vi) "Senior Subordinated Debt Agreements" shall mean that certain Securities Purchase Agreement, dated as of February 21, 1997, by and among the Company, Triumph - Connecticut Limited Partnership ("Triumph"), Bachow Investment Partners III, L.P. ("Bachow") and the other parties named therein (the "Purchase Agreement"), and those certain Senior Subordinated Notes, due February 20, 2002, in an aggregate principal amount of $25,000,000, issued to each of Triumph and Bachow pursuant to the Purchase Agreement, and any "put note" issued by the Company to either Triumph or Bachow pursuant to the terms of those certain Common Stock Warrants to Purchase Common Stock of the Company, dated as of February 21, 1997 issued to Triumph and Bachow pursuant to the Purchase Agreement, as any of the foregoing may hereafter be amended, modified, supplemented, restated or extended from time to time.

                  (vii) "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         (o) Notwithstanding the foregoing Subordination provisions of this Note, in the event the Company fails to pay any monthly installment due hereunder within one hundred and fifty (150) days of its due date, certain of the shareholders of Tri-Temps shall have those rights (the "Reacquisition Rights") to reacquire certain assets which Tri-Temps sold to the Company as more particularly described in Amendment Number 1 to the Asset Purchase Agreement by and among the Company, Tri-Temps and certain other persons dated of even date herewith.

3.       EVENTS OF DEFAULTS AND ACCELERATION.

         If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about to be effected by operation of law or otherwise):

         (a) the Company defaults in the payment of the principal of or any interest on this Note and such default continues for a period of thirty (30) business days after the date such payment was due; or

         (b)      the Company shall:

                  (i) have commenced a voluntary case under Title 11 of the United States Code as from time to time in effect, or have authorized, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (ii) have filed an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or have failed to controvert timely the material allegations of any such petition;

                  (iii) be subject to the entry of an order for relief against it in any involuntary case commenced under said Title 11 which remains undischarged or unstayed for more than sixty (60) days;

                  (iv) have sought relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the insolvency, liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or have consented to or acquiesced in such relief;

                  (v) be subject to the entry of an order by a court of competent jurisdiction (A) finding it to be bankruptcy or insolvent or (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors which remains undischarged or unstayed for more than sixty (60) days;

                  (vi) be subject to the entry of an order by a court of competent jurisdiction assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property which remains undischarged or unstayed for more than sixty (60) days; or

                  (vii) have entered into a composition with its creditors or have appointed or consented to the appointment of a receiver of other custodian for all or a substantial part of its property.

then the Obligee may, subject to the provisions of Section 2, by providing (10) days written notice to the Company, declare the Company to be in default hereunder (an "Event of Default") and may exercise any right, power or remedy permitted to such holder or holders by law, including, without limitation:

                  (y) the right to declare the entire principal amount of this Note and accrued interest thereon, if any, due and payable; and

                  (z) the right to commence any proceeding against the Company in furtherance of the foregoing.

4.       COMPLIANCE WITH USURY LAWS.

         All agreements between the Company and the Obligee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Obligee for the use, forbearance or detention of the Indebtedness evidenced hereby exceed the maximum permissible under the applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Obligee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Obligee.

5.       NOTICES.

         All notices, requests, demands and other communications hereunder shall be in writing, shall be deemed to have been duly given when delivered at or telecopied to the address specified below and shall be delivered by overnight delivery service or hand delivered, addressed or telecopied as follows:

                  If to Obligee:

                             TRI-TEMPS, INC.

                             1807 BELTER COURT
                             --------------------------
                             GENEVA, IL 60134
                             --------------------------
                             Telecopier No._________________________

                  If to Company:

                             OUTSOURCE INTERNATIONAL OF AMERICA, INC.
                             Attention: CEO

                             1144 E. NEWPORT CENTER DRIVE
                             ----------------------------
                             DEERFIELD BEACH, FL 33442
                             ----------------------------
                             Telecopier No.: (954) 418-3365

6.       GOVERNING LAW.

         This Note shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the State of Illinois. The sole venue for any action arising hereunder shall be Kane County, Illinois.

7.       WAIVER OF TRIAL BY JURY.

         THE COMPANY AND OBLIGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY OR OBLIGEE.

8.       ATTORNEY'S FEES AND COSTS.

         The Company agrees to pay all reasonable expenses and costs, including, without limitation, attorney's fees and costs of collection, which may be incurred by the Obligee in connection with the enforcement of any obligations hereunder or in connection with representation with respect to bankruptcy or insolvency Proceedings.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under seal by its duly authorized officer as of the date set forth above.

                                                OUTSOURCE INTERNATIONAL OF
                                                AMERICA, INC.


                                                By: /s/ ILLEGIBLE
                                                   ----------------------
                                                Name:
                                                Title:

AGREED AND ACCEPTED:

OBLIGEE

TRI-TEMPS, INC.


By: /s/ RAYMOND S. MORELLI
   -----------------------

STATE OF ________________________

COUNTY OF________________________

         I, _________________________________, a Notary Public in and for said county, in the state aforesaid, do hereby certify that _______________, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and notarial seal this ___ day of
----------------.


                                                                   Notary Public

My Commission Expires:

------------------------------

STATE OF ________________________

COUNTY OF________________________

         I, _________________________________, a Notary Public in and for said county, in the state aforesaid, do hereby certify that _______________, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

         Given under my hand and notarial seal this ___ day of
----------------.


                                                                   Notary Public

My Commission Expires:

------------------------------



FTL1-231409.3

                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.
                              AMENDED AND RESTATED
                                SUBORDINATED NOTE


$1,532,386.23                                             Boston, Massachusetts
                                                              February 21, 1997

         FOR VALUE RECEIVED, OUTSOURCE INTERNATIONAL OF AMERICA, INC., a corporation organized and existing under the laws of the state of Florida (formerly known as OutSource International, Inc., a corporation organized under the laws of the state of Illinois) (the "Company"), hereby promises to pay Pay-Ray, Inc., a corporation organized and existing under the laws of the state of Illinois ("Pay-Ray"), (together with any subsequent holder of this Note, the "Obligee") the principal sum of One Million Five Hundred Thirty-Two Thousand Three Hundred Eighty-Six and 23/100 Dollars ($1,532,386.23), with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until due and payable at the rate provided in Section 1(a) hereof. Each holder of this Note, by acceptance hereof, agrees to and shall be bound by the provisions of this Note, including without limitation, the subordination provisions in Section 2 hereof. This Note amends and restates a subordinated promissory note dated April 1, 1996, from the Company to the Obligee.

1.       TERMS OF NOTE.

         (a) INTEREST AND PRINCIPAL. This Note shall bear interest on the outstanding principal balance hereof at the rate of fourteen percent (14%) per annum (computed on the basis of a 365-day year) provided, however, that if any installment is not paid within five (5) days of its due date such installment shall bear interest at the rate of eighteen percent (18%). Principal and interest shall be due and payable in forty-eight (48) monthly installments of Forty-One Thousand Eight Hundred Seventy-Four and 71/100 Dollars ($41,874.71) on the first day of each month commencing on April 1, 1997, and, in addition, on April 1, 1997 accrued interest from February 22-28, 1997 in the amount of Four Thousand One Hundred Fourteen and 35/100 Dollars ($4,114.35). Except as otherwise set forth in this Agreement, all payments of principal and interest hereunder shall be made by the Company in lawful money of the United States of America in immediately available funds on the date such payment is due at the address of the Obligee on the books of the Company or such other place as the holder hereof shall designate to the Company in writing.

         (b) NO PREPAYMENT. This Note shall not be prepaid until the Senior Indebtedness (as defined below) shall have been paid in full in cash and the Credit Agreement (as defined below) shall have been irrevocably terminated.

         (c) MANDATORY ACCELERATION. In the event the Company or an entity controlling, controlled by or under common control with the

Company (the "Offering Company") files a registration statement with the Securities and Exchange Commission for an initial public offering of its common stock, and such registration statement is declared effective; upon the closing of the sale of the shares to the public the entire outstanding principal balance due hereunder together with all accrued interest thereon (the "Payoff Amount") shall become immediately due and payable.

         (d)      CERTAIN REPRESENTATIONS.

                  (i) The Obligee by its acceptance of this Note acknowledges that it is aware that this Note and the shares of Common Stock issuable to it by the Offering Company upon the acceleration of this Note pursuant to Section 1(c) hereof have not been registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state or other jurisdiction.

                  (ii) The Obligee warrants and represents to the Company that it has acquired this Note, and, upon the conversion of this Note, it will be acquiring Common Stock, for investment and not with a view to or for sale in connection with any distribution of this Note or such Common Stock or with any intention of distributing or selling this Note or such Common Stock. As a condition to the issuance of Common Stock, the Obligee shall execute appropriate investment letters and other documents, if any, as may be reasonably required by the Company and its counsel to assure that such Common Stock is issued only in compliance with applicable securities laws.

                  (iii) All shares of Common Stock acquired by the Obligee pursuant hereto shall be evidenced by stock certificate(s) containing a restrictive legend indicating the shares have not been registered pursuant to the Securities Act or the securities laws of any state or other jurisdiction and may not be sold or transferred unless pursuant to the Securities Act and securities laws of any applicable state or other jurisdiction.

                  (iv) The Obligee has no right to demand that the Offering Company register this Note or the shares of Common Stock issued or issuable under this Note.

2.       SUBORDINATION IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS.

         (a) SUBORDINATION. The Company agrees, and each holder of this Note agrees, that the principal and interest on this Note is and shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness and that the subordination of this Note pursuant to this Section 2 is for the benefit of all holders of the Senior Indebtedness.

         (b) SENIOR INDEBTEDNESS. "Senior Indebtedness" means all obligations and undertakings of any kind owed by the Company or any Subsidiary of the Company to the holders of the Senior Indebtedness from time to time under or pursuant to any of the Senior Lending Agreements including, without limitation, whether direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising, all loans, advances, liabilities and debt balances, all principal and interest (including all interest accruing after commencement of any case, Proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) accruing thereon, all charges, expenses, fees and other sums chargeable to the Company or any Subsidiary of the Company by the holders of the Senior Indebtedness, all reimbursement, indemnity or other obligations due and payable to the holders of the Senior Indebtedness and all covenants and duties at any time owed by the Company or any Subsidiary of the Company to the holders of the Senior Indebtedness. Senior Indebtedness shall include any debt, liability or obligation owing from the Company or any Subsidiary of the Company to others which the holders of the Senior Indebtedness may have obtained by assignment, pledge, purchase or otherwise. Senior Indebtedness shall continue to constitute Senior Indebtedness notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of the Company or any Subsidiary of the Company incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements.

         (c) LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets of the Company of any kind or character (whether in cash, securities or other property) to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar Proceeding relating to the Company or its property:

                  (i) The holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all Senior Indebtedness or such payment shall first be duly provided for in cash or in a manner satisfactory to the holders of Senior Indebtedness before Obligee shall be entitled to receive any payment on this Note.

                  (ii) Until the Senior Indebtedness is paid in full in cash or provided for in a manner satisfactory to the holders of Senior Indebtedness, any payment or distribution to which the Obligee would be entitled but for this Section shall be made to the Agent (as defined below) for application to the payment of the Senior Indebtedness.

                  (iii) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Obligee on account of this Note at a time when such payment is prohibited by this Section, such payment or distribution shall be held by the Obligee in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, and the Obligee irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and the Obligee also irrevocably authorizes, empowers and directs the Agent to demand, sue for, collect and receive every such payment or distribution.

                  (iv) The Obligee agrees to execute, verify, deliver and file any proofs of claim in respect of the indebtedness evidenced by this Note requested by the Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints the Agent as the Company's agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim and (B) vote such claim in any such Proceeding; provided that the Agency shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim.

         (d)      DEFAULT ON SENIOR INDEBTEDNESS.

                  (i) Upon the maturity of the Senior Indebtedness by lapse of time, acceleration (unless waived in writing by the holders of Senior Indebtedness) or otherwise, all of the Senior Indebtedness shall first be paid in full, or such payment duly provided for, in cash or in a manner satisfactory to the holders of the Senior Indebtedness, before any payment is made by the Company on account of this Note and, until all of the Senior Indebtedness is paid in full, any payment or other distribution to which the Obligee would be entitled but for the provisions of this Section shall (unless otherwise required by this Section 2) be made to the Agent, for application to the payment of the Senior Indebtedness.

                  (ii) After notice from the Agent of any default in the payment of any of the Senior Indebtedness and during the continuance thereof, the Company shall not make any payment of interest or other amounts owing on this Note until such payment default has been cured by the Company or waived in writing by the holders of the Senior Indebtedness. Upon any such cure or waiver, payments may resume, but interest that accrued on this Note during the period for which there was a payment default on the Senior Indebtedness shall not be paid until after all of the Senior Indebtedness shall have first been paid in full. Notice from the Agent hereunder shall be deemed to have been received by the holder of this Note thirty (30) days prior to the date of actual receipt of such notice given to the Obligee in accordance with Section 5 hereof.

                  (iii) During the continuance of any other event of default (other than payment defaults) with respect to the Senior Indebtedness pursuant to which the maturity thereof may be accelerated, commencing upon receipt by the Company of written notice from the Agent specifying that such notice is a payment blockage notice delivered pursuant to this Section, the Company may not make any payment of interest or other amounts owing on this Note for a period ("Payment Blockage Period") commencing on the date of receipt of such notice and ending one hundred and eighty (180) days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Company from the Agent). The aggregate duration of all Payment Blockage Periods for such nonpayment defaults shall not exceed one hundred eighty (180) days during any period of three hundred sixty (360) consecutive days. During any Payment Blockage Period, interest shall continue to accrue as otherwise provided herein. Upon the termination of any Payment Blockage Period, payments of interest and/or principal shall resume as provided in
                             Section 1; provided that the outstanding principal balance of this Note shall be increased by the amount of interest that accrued during such Payment Blockage Period and no interest shall be paid with respect to said Payment Blockage Period until the Senior Indebtedness is paid in full in cash and the Credit Agreement shall have been irrevocably terminated.

                  (iv) Notwithstanding the foregoing provisions of this Section, if the Company shall make any payment or distribution to the Obligee on account of this Note at a time when such payment is prohibited by this Section, unless otherwise required by this Section, such payment or distribution shall be held by Obligee in trust for the ratable benefit of, and shall be paid forthwith over and delivered to, the Agent for application to the payment of all of the Senior Indebtedness remaining unpaid to the extent necessary to pay all of the Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

         (e) SUBROGATION. After all Senior Indebtedness is paid in full (but not prior to such time) and until this Note is paid in full, the Obligee shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments and distributions applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to the Obligee have been applied to the payment of the Senior Indebtedness. A payment or distribution made under this Section to holders of Senior Indebtedness which otherwise would have been made to the Obligee is not, as between the Company and the Obligee, a payment by the Company on Senior Indebtedness, but until such payment is made to Obligee it is not a payment by the Company to the Obligee.

         (f) NO COLLECTION ACTION. Until all of the Senior Indebtedness is paid in full in cash and all loan commitments under the Credit Agreement have been irrevocably terminated, the Obligee shall not take any Collection Action with respect to the indebtedness evidenced by this Note.

         (g) RETURN OF PAYMENTS. After all Senior Indebtedness is paid in full, the provisions of this Section 2 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness or any representative of such holder.

         (h) NO CHALLENGE TO SENIOR INDEBTEDNESS. The Obligee agrees not to initiate or prosecute any claim, action or other Proceeding challenging the enforceability of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness, nor will the Obligee file or join in the filing of an involuntary bankruptcy petition against the Company. The right of the holders of the Senior Indebtedness to enforce the provisions of this Section 2 shall not be prejudiced or impaired by any act or omitted act of the holders of the Senior Indebtedness or the Company, including without limitation forbearance, waiver, compromise, amendment, extension, renewal or taking or release of security in respect of any Senior Indebtedness or noncompliance by the Company with such provisions, regardless of the actual or imputed knowledge of the holders of the Senior Indebtedness. In the event that the Senior Indebtedness is refinanced in full, Obligee agrees at the request of such refinancing party to enter into a subordination agreement on terms substantially similar to this Section 2.

         (i) MODIFICATIONS TO SENIOR INDEBTEDNESS. The holders of the Senior Indebtedness may at any time and from time to time without the consent of or notice to the Obligee, without incurring liability to the Obligee and without impairing or releasing the obligations of the Obligee under this Section 2, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend in any manner any agreement, note, guaranty, security agreement or other instrument evidencing or securing or otherwise relating to the Senior Indebtedness.

         (j) NO SECURITY FOR NOTE. The Obligee represents that it does not have, and agrees that it shall not require or obtain, any security interest in the assets of the Company or any Subsidiary or parent of the Company as security for the indebtedness evidenced hereby. The Obligee acknowledges that the holders of the Senior Indebtedness do have a security interest in the assets of the Company.

         (k) NO MODIFICATIONS OF NOTE. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Credit Agreement have terminated, without the prior written consent of the Agent, the Obligee shall not agree to any amendment, modification or supplement to this Note or the indebtedness evidenced by this Note, including without limitation, any amendment, modification or supplement the effect of which is to (i) increase the principal amount hereof or the rate of interest herein, (ii) change the dates upon which payments of principal or interest hereon are due, (iii) change or add any event of default, (iv) change the prepayment provisions hereof or (v) alter the subordination provisions hereof, including without limitation, subordinating this Note or the indebtedness evidenced hereby to any other debt.

         (l) ASSIGNMENT. Until all of the Senior Indebtedness is paid in full and all loan commitments under the Credit Agreement have terminated, the Obligee shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of this Note or the indebtedness evidenced hereby unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Agent an agreement providing the continued subordination of this Note and the indebtedness evidenced hereby as provided herein. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of this Note or the indebtedness evidenced hereby, and the subordination terms of this Note shall be binding upon the successors and assigns of the Obligee.

         (m) SCOPE OF SUBORDINATION. The provisions in this Section 2 are solely to define the relative rights of the Obligee and the holders of the Senior Indebtedness. Nothing in this Section 2 shall impair, as between the Company and the Obligee, the unconditional and absolute obligation of the Company to punctually pay the principal, interest, and any other amounts and obligations owing to Obligee under the terms of this Note, subject to the rights of the holders of the Senior Indebtedness under this Note.

         (n)      CERTAIN DEFINED TERMS.  As used herein,

                  (i) "Agent" means Bank of Boston Connecticut, in its capacity as agent for the holders of the Senior Indebtedness, or any successor agent appointed pursuant to the terms of the Credit Agreement, provided that the Obligee may rely on a certificate from any such successor agent to the effect that such successor is acting as a successor agent under the Credit Agreement.

                  (ii) "Collection Action" means (A) to demand, sue for, take or receive from or on behalf of the Company, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company under this Note, (B) to initiate or participate with others in any lawsuit, action, or Proceeding against the Company to (1) enforce payment of or to collect the whole or any part of the indebtedness evidenced by this Note, or (2) commence judicial enforcement of any of the rights and remedies under this Note or under applicable law with respect to this Note, or
                             (C) to accelerate any indebtedness evidenced by this Note.

                  (iii) "Credit Agreement" means the Credit Agreement dated as of February 21, 1997, among the Company, the Banks from time to time parties thereto and Bank of Boston Connecticut, as Agent, as the same hereafter be amended, modified, supplemented, restated or extended from time to time.

                  (iv) "Proceeding" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of the Company.

                  (v) "Senior Lending Agreements" means collectively the Credit Agreement, the Senior Subordinated Debt Agreements, and the other loan documents between the Company or any Subsidiaries of the Company and the holders of Senior Indebtedness, including without limitation all notes, pledge agreements, security agreements and guarantees, together with any and all other instruments, documents and agreements executed and delivered by the Company or any Subsidiary of the Company from time to time in connection with the Senior Indebtedness evidenced by the Credit Agreement and such notes, as the same may hereafter be amended, modified, supplemented, restated or extended from time to time.

                  (vi) "Senior Subordinated Debt Agreements" shall mean that certain Securities Purchase Agreement, dated as of February 21, 1997, by and among the Company, Triumph - Connecticut Limited Partnership ("Triumph"), Bachow Investment Partners III, L.P. ("Bachow") and the other parties named therein (the "Purchase Agreement"), and those certain Senior Subordinated Notes, due February 20, 2002, in an aggregate principal amount of $25,000,000, issued to each of Triumph and Bachow pursuant to the Purchase Agreement, and any "put note" issued by the Company to either Triumph or Bachow pursuant to the terms of those certain Common Stock Warrants to Purchase Common Stock of the Company, dated as of February 21, 1997 issued to Triumph and Bachow pursuant to the Purchase Agreement, as any of the foregoing may hereafter be amended, modified, supplemented, restated or extended from time to time.

                  (vii) "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         (o) Notwithstanding the foregoing Subordination provisions of this Note, in the event the Company fails to pay any monthly installment due hereunder within one hundred and fifty (150) days of its due date, certain of the shareholders of Pay-Ray shall have those rights (the "Reacquisition Rights") to reacquire certain assets which Pay-Ray sold to the Company as more particularly described in Amendment Number 1 to the Asset Purchase Agreement by and among the Company, Pay-Ray and certain other persons dated of even date herewith.

3.       EVENTS OF DEFAULTS AND ACCELERATION.

         If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about to be effected by operation of law or otherwise):

         (a) the Company defaults in the payment of the principal of or any interest on this Note and such default continues for a period of thirty (30) business days after the date such payment was due; or

         (b)      the Company shall:

                  (i) have commenced a voluntary case under Title 11 of the United States Code as from time to time in effect, or have authorized, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (ii) have filed an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or have failed to controvert timely the material allegations of any such petition;

                  (iii) be subject to the entry of an order for relief against it in any involuntary case commenced under said Title 11 which remains undischarged or unstayed for more than sixty (60) days;

                  (iv) have sought relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the insolvency, liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or have consented to or acquiesced in such relief;

                  (v) be subject to the entry of an order by a court of competent jurisdiction (A) finding it to be bankruptcy or insolvent or (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors which remains undischarged or unstayed for more than sixty (60) days;

                  (vi) be subject to the entry of an order by a court of competent jurisdiction assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property which remains undischarged or unstayed for more than sixty (60) days; or

                  (vii) have entered into a composition with its creditors or have appointed or consented to the appointment of a receiver of other custodian for all or a substantial part of its property.

then the Obligee may, subject to the provisions of Section 2, by providing (10) days written notice to the Company, declare the Company to be in default hereunder (an "Event of Default") and may exercise any right, power or remedy permitted to such holder or holders by law, including, without limitation:

                  (y) the right to declare the entire principal amount of this Note and accrued interest thereon, if any, due and payable; and

                  (z) the right to commence any proceeding against the Company in furtherance of the foregoing.

4.       COMPLIANCE WITH USURY LAWS.

         All agreements between the Company and the Obligee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Obligee for the use, forbearance or detention of the Indebtedness evidenced hereby exceed the maximum permissible under the applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Obligee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Obligee.

5.       NOTICES.

         All notices, requests, demands and other communications hereunder shall be in writing, shall be deemed to have been duly given when delivered at or telecopied to the address specified below and shall be delivered by overnight delivery service or hand delivered, addressed or telecopied as follows:

                  If to Obligee:

                             PAY-RAY, INC.

                             1807 BELTER COURT
                             --------------------------
                             GENEVA, IL 60134
                             --------------------------
                             Telecopier No.: (   ) __________________________

                  If to Company:

                             OUTSOURCE INTERNATIONAL OF AMERICA, INC.
                             Attention: CEO

                             1144 E NEWPORT CENTER DRIVE
                             ---------------------------
                             DEERFIELD BEACH, FL 33442
                             ---------------------------
                             Telecopier No.: (954) 418-3365





6.       GOVERNING LAW.

         This Note shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the State of Illinois. The sole venue for any action arising hereunder shall be Kane
County, Illinois.

7.       WAIVER OF TRIAL BY JURY.

         THE COMPANY AND OBLIGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION
BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY
COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR
ACTIONS OF THE COMPANY OR OBLIGEE.

8.       ATTORNEY'S FEES AND COSTS.

         The Company agrees to pay all reasonable expenses and costs, including, without limitation, attorney's fees and costs of collection, which may be incurred by the Obligee in connection with the enforcement of any obligations hereunder or in connection with representation with respect to bankruptcy or insolvency Proceedings.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under seal by its duly authorized officer as of the date set forth above.

                                              OUTSOURCE INTERNATIONAL OF
                                              AMERICA, INC.


                                              By: /s/ ILLEGIBLE
                                                 -----------------------
                                              Name:
                                              Title:

AGREED AND ACCEPTED:

OBLIGEE

PAY-RAY, INC.


By:  /s/ ILLEGIBLE
     ----------------------
     Illegible


                                       13
